Rauch industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25, 1997


Project.                Rauch Industries
                        Mira Loma, CA

Project Manager:        James J. Orlando              Phone: (315)471-5338 X 327
                                                      Fax: (315)471 -5330

Project Superintendent: Joseph Spoto                  Phone: (909) 930-0513
                                                      and (909) 930-0514
                                                      Fax: (909) 930-0982

Project Architect:      Vesely & Associates           Phone: (315) 471-5338
                        c/o V.I.P. Architectural
                           Associates
                        One Webster's Landing
                        Syracuse, NY 13202

Documents Enclosed:

Drawings                                                              Dated
--------                                                              -----

        Rough Grading Plan (Sheet 1 of 5)                             4-10-97
        Rough Grading Plan (Sheet 2 of 5)                             4-10-97
        Rough Grading Plan (Sheet 3 of 5)                             4-10-97
        Rough Grading Plan (Sheet 4 of 5)                             4-10-97
        Rough Grading Plan (Sheet 5 of 5)                             4-10-97
T       Title Sheet                                                   6-3-97
1.0     Plot Plan                                                     2-28-97
1.1     Plot Plan                                                     2-28-97
2.0     Floor Plan                                                    6-3-97
2.1     Partial Floor Plan                                            6-3-97
2.2     Partial Floor Plan                                            6-3-97
2.3     Partial Floor Plan                                            6-3-97
2.4     Partial Floor Plan                                            6-3-97
2.5     Enlarged Plan Truckers Office                                 6-3-97
2.6     Schedules                                                     6-3-97
3.0     Elevations                                                    6-3-97
3.1     Office Elevations/Building Sections                           6-3-97
4.0     Roof Plan Details                                             6-3-97
5.0     Details                                                       6-3-97

Rauch Industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25, 1997


Drawings (Continued)                                                    Dated
                                                    -----

SP.1    Specifications                                                  6-3-97
SP.2    Partial Floor Plan                                              6-3-97
SP.3    Specifications                                                  6-3-97
SP.4    Specifications                                                  6-3-97
SP.5    Specifications                                                  6-3-97
S.1     General Notes & Details                                        5-16-97
S.2     Foundation Plan Continued                                      5-17-97
S.3     Foundation Plan Continued                                      5-17-97
S.4     Foundation Plan Continued                                      5-17-97
S.5     Foundation Plan Continued                                      5-17-97
S.6     Framing Plan Continued                                         5-17-97
S.7     Framing Plan Continued                                         5-17-97
S.8     Framing Plan Continued                                         5-17-97
S.9     Framing Plan Continued                                         5-17-97
S.10    North Wall Panel Elevation                                     5-17-97
S.11    North Wall Panel Elevation                                     5-17-97
S-12    North Wall Panel Elevation                                     5-17-97
S-13    North Wall Panel Elevation                                     5-17-97
S-14    East Wall Panel Elevation                                      5-17-97
S-15    South Wall Panel Elevation                                     5-17-97
S-16    South Wall Panel Elevation                                     5-17-97
S-17    South Wall Panel Elevation                                     5-17-97
S-18    South Wall Panel Elevation                                     5-17-97
S-19    West Wall Panel Elevation                                      5-17-97
S.20    Office Foundation Plan                                         5-17-97
S.21    Floor and Roof Framing Plan                                     4-7-97
S.22    Interior Panel & Office Panel Elevation                        6-17-97
D.1     Details                                                        5-16-97
D.2     Details                                                        5-16-97
D.3     Details                                                        5-16-97
D.4     Details                                                        5-16-97
1.0     Mechanical Drawings/Plot Plan                                  2-28-97
1.1     Mechanical Drawings/Plot Plan                                  2-28-97
2.0     Mechanical Drawings/Building Floor Plan                         6-3-97
2.1     Mechanical Drawings/Partial Floor Plan                          6-3-97
2.2     Mechanical Drawings/Partial Floor Plan                          6-3-97
2.3     Mechanical Drawings/Partial Floor Plan                          6-3-97
2.4     Mechanical Drawings/Partial Floor Plan                          6-3-97
2.5     Mechanical Drawings/Partial Floor Plan                          6-3-97

Rauch Industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25, 1997


Drawings (Continued)                                                    Dated
                                                    -----

VARCO-Pruden Drawings
1 of 6  Cover Sheet                                                     4-22-97
2       Anchor Bolt                                                     4-22-97
3       Anchor Bolt                                                     4-25-97
4       Anchor Bolt                                                     4-25-97
5       Anchor Bolt                                                     4-25-97
6 of 6  Anchor Bolt                                                     4-22-97
7       Frame Elevation                                                 4-22-97
8       Frame Elevation                                                 4-22-97
9       Frame Elevation                                                 4-22-97
10      Frame Elevation                                                 4-22-97
11      Frame Elevation                                                 4-30-97
12      Roof Primary                                                     5-7-97
13      Roof Primary                                                     5-7-97
14      Roof Primary                                                     5-7-97
15      Roof Secondary                                                   5-8-97
16      Roof Secondary                                                   5-8-97
17      Roof Secondary                                                   5-8-37
18      Wall Secondary                                                  4-22-97
19      Wall Secondary                                                  4-30-97
20      Wall Secondary                                                   5-7-97
21      Wall Secondary                                                  4-22-97
22      Wall Secondary                                                  4-30-97
23      Wall Secondary                                                   5-7-97
24      Wall Secondary                                                  4-30-97
25      Wall Secondary                                                  4-30-97
26      Roof Sheeting                                                   4-30-97
27      Roof Sheeting                                                   4-30-97
28      Roof Sheeting                                                   4-30-97
29      Erection Details                                                 5-8-97
30      Erection Details                                                 5-8-97
MRD50 Frame Details                                                      5-1-97
31                                                                       5-8-97

Scope of Work                                                           8-25-97
Contract Pricing Breakdown                                              8-25-97
Standard General Conditions                                             8-25-97
Specifications (on drawings)
AIA Document A101/CMa                                                   8-25-97
AIA Document A201/Cma                                                   8-25-97
Supplement
C.A.S. Steel Erection Quotation                                         7-20-97

Rauch Industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25, 1997


GENERAL NOTES:

1.   Project is not a California "Capital Improvement" in regard to sales tax.

2.   Project is not a California prevailing wage rate.

3 Scheduling: Frame lines 1 to 20 100% complete by 11/8/97. Frame lines 20 to 41 100% complete by 12/31/97.

     Work Sequence: Interior steel to be erected first, perimeter steel to be erected after concrete wall panels are in place.


SCOPE OF WORK:

All labor and equipment to install all structural steel, joists, deck and miscellaneous steel in complete compliance with the contract documents and all applicable local, state, and federal regulations to the complete satisfaction of Construction Manager, Architect, owner and applicable inspectors with the following inclusions, exclusions and stipulations:

1. It is this Contractor's responsibility to coordinate with other trades, (i.e. plumbing, HVAC, fire protection, concrete, etc.) and define the requirements this Contractor may have relating to other trades as necessary to insure that steel work progresses simultaneously with other Contractor's work.

2. Contractor shall proceed immediately with the assemblage of all shop drawings' specifications, product cuts and material, etc. as may be required for the approval of the Architect, Construction Manager, owner and applicable inspectors to meet the schedule as defined herein at no additional cost to the Owner.

3. Job meetings are a requirement of this contract and a responsible representative of the contractor's firm shall be present unless otherwise excused.

4. It is this contractor's responsibility for securing all labor and equipment for the work as defined herein and shall be responsible for securing pricing, unloading, and scheduling.

Rauch Industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25, 1997


5. Work shall include, but is not necessarily limited to the complete installation of the following system:

     A. A complete installation of structural and miscellaneous steel system for the Rauch Industries California project in accordance with specifications, contract documents, contract drawings, and C.A.S. proposal dated 7/20/97.

     B. Drawings and specifications provided are meant to outline the minimum requirements of the owner of this project. All components not shown or listed in drawings or specifications, but that are required for a complete installation, are to be included.

     C. Contractor is to submit to General Contractor (5) complete sets of shop drawings and equipment submittals for all components to be used in this project for approval. All pages of submittals must have the specification reference number on every sheet. (Any materials supplied that are not approved will be removed and replaced at the Contractor's cost.)

     D. It is this Contractor's responsibility for securing all pricing on this project including equipment, and labor for the work as defined in this Contract. There will be no additional cost to the Owner for any increases.

     E. All work is to be completed in accordance with all applicable state and local Codes and Regulations. Federal Safety Guidelines (OSHA, etc.) are to be strictly adhered to.

     F. All contractors are required to adhere to the provisions of the Hazard Communication Standard Information and Hazardous Chemicals Present will be this contractor's responsibility to exchange and circulate other contractors, their employees and the owner.

     G. This contractor may be required to work overtime, weekends or a second shift to meet the owner schedule. The owner may update, shorten, or revise the construction schedule as required to meet completion dates. There will not be any additional costs to the owner for requiring this contractor to work hours necessary to meet completion dates.

Rauch Industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25, 1997


     H. Upon completion of work and prior to release of final payment, the following documents will be required in triplicate:

          1. Proof of inspection and acceptance by local code official inspectors.

          2. Letter of Certification that scope of work is complete in accordance with all codes and regulations.

          3.   Letter of Warranty for 5 years covering all roof leak repairs.

     I. The contractor shall furnish to the owner any tests and certifications as may be required.

     J. The entire system must be completed to the owner's architects and Construction Manager's approval and in accordance with codes, specifications, and contract drawings (copies attached, as contract documents).

     K.   Miscellaneous items included per specifications and drawings:

          1. This contract shall be signed and returned to V.I.P. prior to the start of any work by this contractor.

          2. Constructor insurance certificate should be submitted to Construction Manager with Rauch Industries named as additional insured prior to start of work.

          3. Anchor bolts and level nuts will be installed by others prior to this contractor's work. All layout and elevation control shall be the responsibility of this contractor. Start of steel erection indicates acceptance of base plate preparation. No compensation will be made for steel which is erected and later determined needs adjustment due to anchor bolt layout.

          4. This contractor shall be responsible for checking the accuracy of all steel erection. All steel shall be checked for true, plumb installation of elevations as specified.

Rauch Industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25, 1997


          5. Job safety is a primary concern and shall be a priority. Unsafe conditions or safety violations are justification for stoppage of work or expulsion of personnel from jobsite.

          6. All work is to be completed in accordance with all applicable state and local codes and regulations. Federal Safety Guideline (OSHA, etc.) are to be strictly adhered to.

          7. The owner agrees to pay this contractor on a bi-weekly basis as long as work is on schedule, work is being performed safely and all proper paperwork is submitted (i.e., contracts, lien waivers, insurance certificate, etc.). If the criteria is not met, the payment terms of the contract will be followed.

          8. The contractor has scheduled to work 5 days per week 10 hours per day minimum, as discussed. Additional hours and/or days will be worked out as necessary to meet the schedule.

          9. This contractor has agreed to submit a 5 years roof weather tightness warranty at the completion of this project to the owner. Items covered will be the Varco Pruden standing seam roof installation, roof curb and smoke vent installation, roof curbs for access hatches and mechanical vents, complete gutter system with roof drains bowls, all roof flashings (i.e., ridge cap, wall flashing, eave flashings, etc.).

          10. This contractor agrees to the following bonus clause and liquidated damage clause to meet the required scheduling.

               a. The Contractor will be paid a $2,000.00 per day bonus if the building is 100% complete from frame lines 1 to 20 including all roofing, flashings, seaming, ridge cap, gutter lining, roof curbs and sky lights prior to 11/8/97. This contractor also agrees to pay the owner $2,000.00 per day for each day work is not complete 100% starting on 11/9/97 for frame lines 1 to 20.

               b. The Contractor will be paid a $2,000.00 per day bonus if the building is 100% complete from frame lines 1 to 20 including all roofing, flashings, seaming, ridge cap, gutter lining, roof curbs and sky lights prior to 12/31/97. This contractor also agrees to pay the owner $2,000.00 per day for each day work is not complete 100% starting on 1/1/98 for frame lines 20 to 41.

Rauch Industries, Mira Loma, California
c/o Syratech Corporation


                      Varco-Pruden Steel Erection Contract
                            C.A.S. Construction, Inc.
                                 August 25,1997


CONTRACT PRICING BREAKDOWN:

1.   Varco-Pruden steel erection, frames, bar joist, bridging, roof bracing, temporary bracing, perimeter structural girts including
     welding to tilt-up panels.                                      $565,572.00

2.   Varco-Pruden roof top and gutter installation, standing seam roof
     3" insulation, roof flashings to concrete panels, gutter liner,
     roof drains, and all related flashings.                         $448,889.00

3.   Office area erection, frames, columns and all required temporary
     bracing.                                                          $4,841.00

4.   Roof curb installation, framing, curb and smoke hatches.         $86,320.00


                                   Total Contract Amount           $1,105,622.00

SECTION 01000 - GENERAL CONDITIONS                                    MAY, 1997


1.1  BASIC DEFINITIONS:

     A.   Contractor

          The Contractor is C.A.S. Construction, Inc.

     B.   Work

          The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

     C.   Contract Documents

          The Contract Documents consist of the Contract Agreement Between Contractor and Owner, Conditions of the Contract, Drawings, Specifications, Addenda, Price Breakdown, Alternate Schedule, etc. as listed on the Contract Agreement form.

     D.   Alternates

          An Alternate is an amount proposed by Bidders and stated on the Bid Form for certain items that may be added to or deducted from Base Bid amount if the Owner decides to accept a corresponding change in either the amount of construction to be completed, or in the products, materials, equipment, systems or installation methods described in Contract Documents. Product alternates must be approved prior to the bid.

1.2  REVIEW OF CONTRACT DOCUMENTS & FIELD CONDITIONS BY SUBCONTRACTOR:

     A. This Contractor shall examine all Contract Documents and shall visit the site of the Work to determine the extent and difficulty of the Work and the existing conditions prior to executing the Contract Agreement or submitting a bid. No claims for additional compensation will be allowed for failure to do so.

     B. The Contractor shall take field dimensions and conditions and verify these with the Contract Documents prior to commencing with this Scope of Work. Errors, omissions or inconsistencies shall be reported to the Owner immediately and prior to commencing work of this Contract.

     C. The Contractor shall perform the Work in accordance with the Contract Documents and approved submittals.

SECTION 01000 - GENERAL CONDITIONS                                     MAY, 1997


     D. The Contractor shall coordinate the Work of this contract with all other trades so that all work will progress simultaneously and be complete and operational.

     E. Job meetings are a requirement as scheduled by the Owner. A responsible representative of the Contractor is required to attend unless otherwise excused.

1.3  SUPERVISION:

     A. The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under this contract. All work will subject to overall coordination by the Owner.

     B. The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Owner or Architect in their administration of the Contract or by tests, inspections or approvals required or performed by persons other than the Contractor.

     C. The Contractor shall inspect portions of the Project related to the Contractor's Work in order to determine that such portions are in proper condition and in accordance with specifications to receive subsequent work. Failure to notify Owner of any previously completed non-conforming work prior to commencing the Work of this Contract constitutes acceptance by this Contractor of the previously completed work. No claims by this Contractor for additional compensation will be allowed for correction of prior non-conforming work completed by others or for increased costs in completion or repair of the Contractor's Work caused by non-conforming work completed by others.

1.4  LABOR AND MATERIALS

     A. Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

     B. The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

SECTION 01000 - GENERAL CONDITIONS                                     MAY, 1997


     C. Unless otherwise stated, the contract amount is a lump sum value and not to be construed as a unit price contract. Price Breakdowns and quantities stated are for convenience only and are not meant to limit the Scope of Work except as defined by Contract Documents.

1.5  WARRANTY:

     A. The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. Unless otherwise stated or required by law, all work completed by this Subcontract shall be warranted for a minimum of one (1 ) year after final acceptance by the Owner.

1.6  TAXES:

          Unless otherwise provided in the Contract Documents, the Contractor shall pay all sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor that are in effect at the time of the execution of this Contract.

1.7  PERMITS, FEES AND NOTICES:

          Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for all required permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily and legally required.

1.8  SHOP DRAWINGS, PRODUCT DATA AND SAMPLES:

     A. Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

     B. Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

SECTION 01000 - GENERAL CONDITIONS                                     MAY, 1997


     C. Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

     D. Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents.

     E. The Contractor shall review, approve and submit to the Owner, in accordance with the schedule and sequence approved by the Owner, Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents. The Contractor shall cooperate with the Owner in the coordination of the Subcontractor's Shop Drawings, Product Data, Samples and similar submittals with related documents submitted by other Contractors. Submittals made by the Contractor which are not required by the Contract Documents may be resumed without action.

     F. The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Owner and Architect. Such Work shall be in accordance with approved submittals.

     G. By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

     H. The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Owner's and Architect's approval of Shop Drawings, Product Data, Samples and similar submittals unless the Subcontractor has specifically informed the Owner and Architect in writing of such deviation at the time of submittal and the Owner and Architect have given written approval to the specific deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples and similar submittals by the Owner and Architect's approval thereof.

     I. The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples and similar submittals to revisions other than those requested by the Owner and Architect on previous submittals.

SECTION 01000 - GENERAL CONDITIONS                                     MAY, 1997


     J. Informational submittals, upon which the Owner and Architect are not expected to take responsive action, may be so identified in the Contract Documents.

     K. When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Owner vend Architect shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.

1.9  CUTTING AND PATCHING:

     A. The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

     B. The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner's own forces or of other Contractors by cutting, patching, excavating or otherwise altering such construction. The Contractor shall not cut or otherwise alter such construction by other Contractors or by the Owner's own forces except with written consent on the Owner and such other Contractors, such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the other Contractors or the Owner the Contractor's consent to cutting or otherwise altering the Work.

1.10 CLEANING UP:

     A. The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work or as directed by the Owner, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials. Unless otherwise stated in the Contract Documents, the Contractor shall remove all debris resulting from the Work and dispose of off site and pay all disposal fees in accordance with all applicable rules and regulations.

SECTION 01000 - GENERAL CONDITIONS                                     MAY, 1997


1.11 USE OF SITE:

     A. The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

     B. The Contractor shall coordinate the Contractor's operations with, and secure the approval of, the Owner before using any portion of the site.

1.12 SAFETY OF PERSONS AND PROPERTY:

     A. The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. The Contractor shall submit the Contractor's safety program to the Owner for review and coordination with the safety programs of other Contractors.

     B. The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

          1) Employees on the Work and other persons who may be affected thereby;

          2) The work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or Contractors;

          3) Other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction; and

          4)   Construction or operations by the Owner or other Contractors.

     C. The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

     D. The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

SECTION 01000 - GENERAL CONDITIONS                                     MAY, 1997


     E. When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Subcontractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

     F. The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

1.13 CORRECTION OF WORK:

     A. The Contractor shall promptly correct Work rejected by the Owner or Architect or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear costs of correcting such rejected Work, including additional testing and inspections and compensation for the Owner and Architect's services and expenses made necessary thereby.

1.14 CLAIMS:

     A.   Time Limit on Claims

          All claims by this Contractor against the Owner or Architect must be made within 14 days after occurrence of the event giving rise to such claim. Claims for additional cost must be made by written notice prior to proceeding to execute the Work.

1.15 "AS-BUILT" DOCUMENTATION:

     A. When required by the Contract and prior to final payment, the following documents are to be provided by this Contractor:

          1) As-Built drawings showing actual in-place locations of all pipe and equipment. Provide one reproducible sepia and three blueline prints.

          2) Proof of inspection and acceptance by applicable local code officials and inspectors.

          3) Letter of Certification that Scope of Work of this Contract is completed in accordance with Contract Documents and all applicable local codes and regulations.

                                     [Logo]
                  Standard Form of Agreement Between Owner and
           Contractor where the basis of payment is a Stipulated Sum -
                      Construction Manager-Adviser Edition
                    AIA Document A101/CMa - Electronic Format

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

The 1992 Edition of AIA Document A201/CMa, General Conditions of the Contract for Construction, Construction Manager-Adviser Edition, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.



AGREEMENT

made as of the 25TH     day     August   of in the year of   1997.
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name and address)             Rauch Industries, Inc.
                               Division of Syratech Corporation
                               175 McClellan Highway
                               East Boston, MA  02128

and the Contractor:
(Name and address)             C.A.S. Construction, Inc.
                               11020 Rose Avenue
                               Fontana, CA  92337

For the following Project:
(Include detailed description of Project, location, address and scope.)

                               Rauch Industries
                               11640 Harrel Street
                               Mira Loma, CA  91752

The Construction Manager is:
(Name and address)             V.I.P. Structures, Inc.
                               One Webster's Landing
                               Syracuse, NY  13202

The Architect is:
(Name and address)             Vesely & Associates
                               c/o V.I.P. Architectural Associates
                               One Webster's Landing
                               Syracuse, NY   13202

The Owner and Contractor agree as set forth below.


Copyright 1975, 1980, copyright 1992 by The American Institute of Architects, 1735 New York Avenue N.W., Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.


AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         1
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

                                    ARTICLE 2
                            THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:


                      Please see "Scope of Work" attached.











                                    ARTICLE 3
                 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

              Please see "Scope of Work - General Notes" attached.


Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner, through the Construction Manager, in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than

(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

     Per the Construction Manager's Schedule

     See Supplement (new paragraphs 3.3 & 3.4)

, subject to adjustments of this Contract Time as provided in the Contract Documents. Insert provisions, if any, for liquidated damages relating to failure to complete on time.)




AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         2
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

                                    ARTICLE 4
                                  CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's
performance of the Contract the Contract Sum of                      Dollars
($              ), subject to additions and deductions as provided in the
Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)


     Please see "Pricing Breakdown" attached.













4.3 Unit prices, if any, are as follows:













AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         3
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

                                    ARTICLE 5
                                PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted by the Contractor to the Construction Manager, and upon Project Applications and Certificates for Payment issued by the Construction Manager and Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:



5.3 Provided an Application for Payment is submitted to the Construction Manager not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 15th day of the following month. If an Application for Payment is received by the Construction Manager after the application date fixed above, payment shall be made by the Owner not later than thirty (30) days after the Construction Manager receives the Application for Payment. All payment applications must be accompanied with Contractors Lien Waiver and all applicable subcontractors/material suppliers.

5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Construction Manager or Architect may require. This schedule, unless objected to by the Construction Manager or Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of percent ( %);

5.6.3 Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Construction Manager or Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to ninety percent (90 %) of the Contract Sum, less such amounts as the Construction Manager recommends and the Architect determines for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8 Reduction or limitation of retainage, if any, shall be as follows:
(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5. 6.1 and 5. 6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)




AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         4
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.










(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)




7.3 Temporary facilities and services:
(Here insert temporary facilities and services which are different from or in addition to those included elsewhere in the Contract Documents.)





7.4 Other Provisions: (See Supplement)
(Here list any special provisions affecting the Contract.)









AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         5
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

                                    ARTICLE 8
                            TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in
Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

Document                             Title                                 Pages


     Please see "List of Contract Documents" attached.









9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows: (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

 Section                              Title                                Pages



     Please see "List of Contract Documents" attached.











AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         6
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

9.1.5 The Drawings are as follows, and are dated unless a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number                                 Title                               Pages

     Please see "List of Contract Documents" attached.











9.1.6 The Addenda, if any, are as follows:

Number                               Date                                  Pages


     N/A




























Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.




AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         7
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows: (List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement They should be listed here only if intended to be part of the Contract Documents.)


     Please see "List of Contract Documents" attached.
























This Agreement is entered into as of the day and year first written above and is executed in at least four original copies of which one is to be delivered to the Contractor, one each to the Construction Manager and Architect for use in the administration of the Contract, and the remainder to the Owner.

OWNER                                    CONTRACTOR

/s/ E. Merle Randolph                    /s/ Ronald W. Neagle
---------------------                    ----------------------
E. Merle Randolph                        Ronald W. Neagle
Chief Financial Officer                  C.A.S. Construction, Inc.
Rauch Industries
Subsidiary of
Syratech Corp.









AIA  DOCUMENT  A101/lCMa  OWNER-CONTRACTOR  AGREEMENT  o  CONSTRUCTION         8
MANAGER-ADVISER  EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                       Electronic Format A101/CMa-1992

                                   SUPPLEMENT

     This Supplement is being attached to, and incorporated by this reference in the certain Standard Form of Agreement between Owner and Contractor, where basis of payment is a Stipulated Sum (AIA Document A101/CMa, 1992) ("Agreement") made and entered into by and between Rauch Industries, Inc., a North Carolina corporation ("Owner"), and C.A.S. Construction, a ("Contractor"), for the purpose of modifying certain terms and conditions of (i) the Agreement and (ii) the General Conditions of the Contract for Construction (AIA Document A201/CMa,
1992), ("General Conditions") incorporated in the Agreement, attached thereto. All references to the Agreement and/or General Conditions shall mean the Agreement and General Conditions as modified by this Supplement. The article and paragraph numbers set forth in this Supplement correspond to the article and paragraph numbers set forth in the Agreement and General Conditions. Any term used herein with initial capital letters that is not otherwise defined herein shall have the same meaning ascribed to such term in the Agreement and General Conditions.

     Modifications to the Agreement:

1. Article 1: The Contract Documents. Article 1 of the Agreement is hereby deleted in its entirety and the following is substituted in its place.

     "The Contract Documents consist of the following, which together with Modifications made in the manner provided therein and issued subsequent to the execution of the Agreement, form the Contract:

    (i)   The Agreement; and

    (ii)  The General Conditions; and

    (iii) The Supplement attached hereto and incorporated herein by this reference ("Supplement"); and

    (iv) The Construction Documents consisting of those documents indicated on Exhibit A attached hereto; and

    [(v)  The Contractor's Progress Schedule, attached hereto as Exhibit B; and

    (vi) The Legal Description which describes the Project Site located in the City of Mira Loma, County of Riverside, State of California, and is attached hereto as Exhibit C.]"

     "In general, the Drawings shall show dimensions, positions, materials and kinds of construction; the Specifications shall describe quality of materials, workmanship and methods. Work called for on the Drawings and not mentioned in the Specifications, or vice versa, shall be performed as though fully set forth in both. Work not particularly detailed, marked or specified shall be the same as similar parts that are detailed, marked or specified."

     "Architectural dimensions shall be checked by the Contractor for consistency and accuracy prior to the ordering of any material and prior to the installation thereof. Contractor shall immediately inform Construction Manager and Architect of any defects, suspected defects, and/or inconsistencies in the Drawings and Specifications or in any work by others affecting the work which comes to the Contractor's attention. After consulting with Owner with respect to such error, the Construction Manager will issue instructions as to how to proceed within five (5) business days after receiving notice of such error from the Contractor. If the Contractor proceeds with the work based on any such error without approved instructions from the Construction Manager, the Contractor shall make good any resulting damage or defects. The foregoing provisions include specification typographical errors and drawing notational errors where the Contractor reasonably believes an error exists. Figured dimensions on scale drawings and on full size drawings shall govern over scale drawings without figured dimensions."

     "In the event of any conflict between any of the documents described above, the terms and provisions of the Supplement shall control over those of the Agreement, the General Conditions, and the Construction Documents and the terms and provisions of the Agreement shall control over those of the General Conditions. In the event of a conflict between the Specifications and the Drawings, regarding materials, quality, size, shape or dimension, the Construction Manager after consulting with the Architect and Owner, and with Owner's approval, shall decide the correct intent."

2. Article 3: Date Of Commencement And Substantial Completion. The following paragraphs are hereby added to Article 3 of the Agreement:

     "3.3 The Contractor has prepared a Schedule for the Work attached hereto as Exhibit B ("Progress Schedule"). The Progress Schedule shall be related to the entire Project to the full extent required by the Contract Documents, shall include a Schedule for all required submittals, and shall provide for expeditious and practicable execution of the Work. The Progress Schedule shall indicate the dates for the starting and completion of the various stages of construction and shall be revised as required by the conditions of the Work, subject to Construction Manager's and Owner's approval. The Progress Schedule shall be computer-generated by the Critical Path Method and shall cover all activities, milestones and trades required for the execution of the Work with scheduling and delivery dates for long-lead-time materials and equipment. The adequacy of the information in the submitted Progress Schedule is subject to the approval of the Construction Manager and the Owner. With each Application for Payment submitted by the Contractor in accordance with the Contract, other than the final Application for Payment, the Contractor shall submit to the Construction Manager and Owner a current Progress Schedule revised to indicate the portion of the Work executed during the time period covered by the Application for Payment, all progress slippages occurring during previously covered time periods, and the corrective actions taken for the slippage carryover into the time period covered by the Application for Payment, the anticipated delays or difficulties, and all other information required to adequately present the actual status of the progress of the Work as of the date of the Application for Payment as may be further required by the Construction Manager and Owner."

     "3.4 In the event the Contractor falls behind the Progress Schedule to such an extent that the Owner and Construction Manager in good faith determines that the Contractor will be unable to achieve Substantial Completion by the date set forth in the Progress Schedule, as such date may be extended as provided in the Contract Documents, the Contractor shall, within two (2) working days following the Owner's or Construction Manager's demand therefor, provide to the Owner, in writing, a detailed explanation of the measures the Contractor will take in order to recover from the delay so that the progress of the Work complies with the Progress Schedule. If, in the Owner's good faith business judgment, the Contractor's intended recovery measures will not cause the Contractor to recover from the delay (provided such delay arises from a cause which is the Contractor's or its Subcontractor's responsibility) so as to achieve substantial completion on schedule, the Owner may direct the Contractor to accelerate the progress of the Work, at the Contractor's sole cost (which acceleration costs shall not cause an adjustment to the Contract Sum). Such methods of acceleration may, at the Owner's election, include, without limitation, employing such additional forces or paying such additional overtime wages as may be required in order to assure that the progress of the Work is in compliance with the Progress Schedule and assure timely Substantial Completion of the Work.]"

3. Article 6: Final Payment. Article 6 is hereby deleted in its entirety and the following is substituted in its place:

     "6.1 Final payment constituting the unpaid balance of the Contract Sum, if any, (subject to any retention with respect to minor punch-list work or defective work) shall be due and payable within 30 days following the recordation of a valid Notice of Completion with respect to the Work, provided that as a condition to such payment the Owner has approved the Work and the Contractor has first delivered to the Owner's Representative such other evidence of the Contractor's full payment of Subcontractors and the absence of any liens with respect to the Work as Owner or its lender may require including, specifically, the Owner's receipt of fully executed lien releases conditioned only upon final payment from all Subcontractors and material suppliers involved in the Project and a title report "dated down" to the date of final payment. Final payment may, at Owner's option, be made in the form of a joint check(s) made payable to the Contractor and applicable Subcontractor(s) unless the Contractor files a release bond with respect to any liens in accordance with the provisions of California Civil Code Sections 3143 and/or 3171, or any successor statute(s) thereto. The Contractor shall provide evidence satisfactory to the Owner establishing the identities of such Subcontractors and the amounts of the payments to which they are entitled.

     If there should remain minor items to be completed, the Contractor and the Owner shall list such items and the Contractor shall complete said items within a reasonable time following Substantial Completion (as such term is defined in Subparagraph 9.8.1 of the General Conditions) of the Work, which reasonable time shall in no event shall be greater than thirty (30) days unless otherwise agreed to, in writing, by the Owner. The Owner may retain an amount equal to two (2) times the cost to complete the minor work ("punch-list work"), as reasonably determined by Owner, until such time as the punch-list work is completed. Within seven (7) days following the Contractor's written notification to the Owner that this punch-list work has been completed, the Owner's Representative shall reasonably determine whether said punch-list work has, in fact, been completed. If the Owner's Representative determines that the punch-list work has been completed, he shall, within said seven (7) day period, deliver a written notice of said completion to the Owner together with the Contractor's invoice for said work. Payment for this punch-list work shall be made within thirty (30) days after the date on which the Owner receives the Contractor's invoice and approval from Owner's Representative."

4. Article 7: Miscellaneous Provisions. The following paragraphs are hereby added to Article 7 of the Agreement:

     7.4 Contractor shall observe and abide by and perform all of its obligations hereunder in accordance with applicable laws, rules and regulations of all governmental authorities having jurisdiction over the Project site.

     7.5 Except to the extent the Contract Documents expressly provide otherwise, in the event of any dispute between the Owner and the Contractor, the Contractor shall proceed with the performance of its obligations hereunder with reservation of all rights and remedies it may have at law or in equity.

     7.6 The terms of the Contract Documents are intended by the parties to be a final expression of their understanding with respect to such terms as are included in Contract Documents and may not be contradicted by evidence of any prior or contemporaneous statements, representations, agreements or understandings. Additionally, the parties hereby expressly agree that no such statements, representations, agreements or understandings exist. The parties further intend that the Contract Documents constitute the complete and exclusive statement of the terms of the Contract Documents and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding to contradict the Contract Documents. No addition to, deletion from or modification of any term or provision of this Agreement shall be effective unless it is made in a writing signed by the parties hereto. Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by this Agreement or the other provisions of the Contract Documents.

     7.7 In addition to any other indemnity provisions contained herein, and not as a limitation thereof, the Contractor shall indemnify, defend, protect and hold the Indemnified parties (as defined in Paragraph 3.18 of the General Conditions as set forth in this Supplement) and the Project harmless from and against any and all losses, liabilities, damages, claims, expenses, delays, work stoppages, cessation of the Work, and/or costs including, without limitation, loss of rents and profits and actual attorneys' fees, arising from or in any way relating to any strike, picketing, hand-billing, boycott, work slowdown or stoppage, or labor dispute or labor related claim affecting Owner or the Project which relates directly or indirectly to the performance of the Work by Contractor or those for whom Contractor is responsible. The Contractor's duty to defend the Indemnified Parties and the Indemnified Parties' right to control the litigation are set forth in Paragraph 3.18 of the General Conditions.

     7.8 If either party commences an action against the other to enforce any of the terms of the Contract Documents or because of the breach by either party of any of the terms of the Contract Documents, the losing or defaulting party, whether by out-of-court settlement or final judgment, shall pay to the prevailing party the costs and expenses incurred in connection with the prosecution or defense of such action and any appeals in connection therewith, including accountants' fees and actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including, without limitation, actual attorneys' fees and costs and expenses incurred in connection with (i) enforcing, perfecting and executing such judgment; (ii) post-judgment motions;
(iii) contempt proceedings; (iv) garnishment, levee, and debtor and third-party examinations; (v) discovery; and (vi) bankruptcy litigation.

     7.9 The Contractor shall not assign the whole or any portion of its interest under the Contract Documents or any payments due or to become due the Contractor hereunder, nor subcontract any of its obligations hereunder without first obtaining in each instance the prior written consent of the Owner. No assignment, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy or otherwise, shall be valid or effective without such prior written consent of the Owner. Should the Contractor attempt to make or suffer to be made any such assignment, except as aforesaid, the Owner may, at its option, terminate this Agreement upon written notice to the Contractor. Should the Owner consent to any such assignment by the Contractor, such consent shall not constitute a waiver of any of the restrictions of this Paragraph and the same shall apply to each successive assignment hereunder, if any. Owner may assign its interest in this Agreement at any time without consent of the Contractor.

     7.10 Contractor shall indemnify, defend (in accordance with the provisions of Paragraph 3.18 of the General Conditions), protect and hold the Indemnified Parties and the Project harmless from and against any and all losses, fines, penalties, liabilities, damages, expenses and costs including, without limitation, actual attorneys' fees, arising from or in any way relating to all taxes and contributions imposed or required by any law for any employment insurance, pensions, old age retirement funds, or similar purpose required of its Subcontractors, including, without limitation, taxes and contributions required under the Federal Social Security Act and the unemployment compensation law or any similar law of any state. Any person or entity not a party to this Agreement and not a parent, affiliate or subsidiary of such party shall have no right to rely on or claim any benefit pursuant to the above provision. Contractor shall pay all taxes and contributions imposed or required by any law for any employment insurance, pensions, old age retirement funds, or similar purpose required of Contractor, including, without limitation, taxes and contributions required under the Federal Social Security Act and the unemployment compensation law or any similar law of any state.

     7.11 Notwithstanding the fact that this Agreement is executed as of the date first set forth above, the parties recognize that a portion of the Work may have been performed prior to such date, all of which Work shall be governed by the terms and conditions of the Contract Documents and shall be deemed to be a part of the Work. Without limiting the foregoing, all of Contractor's liabilities and obligations to Owner hereunder shall apply to all work and services provided by Contractor for the Project prior hereto, notwithstanding the fact that such work or services may have been performed prior to the date hereof pursuant to prior negotiations, representations, agreements, understandings or otherwise. All Work performed hereunder prior to the date of the Agreement, but subsequent to the issuance of a Notice to Proceed, is hereby deemed a part of the Work and subject to compensation and timely payment hereunder.

     7.12 The Section headings of this Agreement are used herein for reference purposes only and should not govern, limit, or be used in construing this Agreement or any provision hereof. Any Exhibits attached hereto are incorporated herein by reference and expressly made a part of this Agreement for all purposes. References to any Exhibit made in this Agreement shall be deemed to include this reference and incorporation. Where the context so requires, the use of the neuter gender shall include the masculine and feminine genders, the masculine gender shall include the feminine and neuter genders, and the singular number shall include the plural and vice versa. Each party hereto acknowledges that (i) each party hereto is of equal bargaining strength; (ii) each such party has actively participated in the preparation, and negotiation of this Agreement;
(iii) each such party has had the opportunity to consult with such party's attorneys and advisors relative to entering into this Agreement, and (iv) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, any portion hereof, any amendments hereto, or any Exhibits attached hereto.

     7.13 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     7.14 The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

     7.15 If any provision of this Agreement, or any application of any such provision to any party or circumstances, shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than the application as to which such provision is determined to be invalid or unenforceable, shall not be affected thereby, and each provision shall be valid and shall be enforced to the fullest extent permitted by law.

     7.16 CONTRACTORS ARE REQUIRED BY LAW TO BE LICENSED AND REGULATED BY THE CONTRACTORS' STATE LICENSE BOARD WHICH HAS JURISDICTION TO INVESTIGATE COMPLAINTS AGAINST CONTRACTORS IF A COMPLAINT IS FILED WITHIN THREE (3) YEARS OF THE DATE OF THE ALLEGED VIOLATION. ANY QUESTIONS CONCERNING A CONTRACTOR MAY BE REFERRED TO THE REGISTRAR, CONTRACTORS' STATE LICENSE BOARD, P. O. BOX 26000, SACRAMENTO, CALIFORNIA 95826. The Contractor hereby warrants and represents that it is a duly licensed contractor under the laws of the State of California and that its contractor's license number is 317020.

     7.17 The cost of all soils, materials testing, surveying and inspection provided by Owner, Owner's Engineer, soils engineer or government agency shall be excluded from the Work. However, if Contractor's work does not meet applicable standards or pass required inspections, or if Contractor damages or loses any survey stakes, then the cost of any re-testing, re-surveying or re-inspection shall be the responsibility of the Contractor.

     7.18 Prior to the start of the Contractor's work, the Contractor shall procure for contractor's work and maintain in force Worker's Compensation insurance and all insurance required of the contractor under the contract documents. (Also refer to Article II: Insurance.)

Rauch Industries, c/o Syratech Corporation shall be named as an additional insured on each of these policies provided by the Contractor. (See Article II:
Insurance for limits of insurance coverage.)

Certificates of Insurance or certified copies of policies acceptable to Rauch Industries, c/o Syratech Corporation shall all be filed with Rauch prior to the commencement of work.

In the event the Contractor fails to obtain or maintain any insurance coverage required under this Agreement, Rauch Industries, c/o Syratech Corporation may purchase such coverage and charge the expense thereof to the Contractor or terminate this Agreement.

5.   Article 3: Contractor. The following is added to Subparagraph 3.12.8

     ".1 Such written notice of said deviation shall be a separate writing distinct from shop drawing, product data, samples or submittals under Subparagraph 4.2.7 of General Conditions and shall specifically describe said deviation and effect of same, if any, in regard to submittal accompanying same."

     Subparagraph 3.1.8.1 of the General Conditions is hereby deleted in its entirety and the following paragraph is substituted in its place:

     "3.18.1 Contractor shall, to the fullest extent permitted by law, indemnify, defend, protect and hold harmless Construction Manager and Owner, their constituent partners, all subsidiary or affiliated companies of Construction Manager and Owner, and all of such parties' employees, partners, stockholders, officers, directors and agents and their respective heirs, executors, administrators, successors and assigns (collectively referred to as the "Owner Parties") and the Project (the Owner Parties shall be collectively referred to as the "Indemnified Parties") from and against any claims, demands, debts, causes of action, liabilities, losses, damages, costs, expenses, including actual attorneys' fees, awards, court costs, penalties, fines or judgments, resulting from or arising out of (i) the performance of the Work, or (ii) breach of the obligations of Contractor under the Contract Documents including, but not limited to, Defective Work or violations of or a failure to comply with any safety order, rule or regulation, or (iii) any and all liens, stop notices and charges of every type, nature, kind or description which may at any time be filed or claimed against the Project, or any portion thereof, or the Owner as a consequence of acts or omissions of Contractor, Contractor's agents, servants, employees, Subcontractors, Sub-subcontractors or any or all of them, (iv) any claim by or any act or omission of any employee of Contractor, any Subcontractor, Sub-subcontractor or anyone employed directly or indirectly by any of them or for whose acts they may be liable, including, without limitation, any workers' compensation claims, equal employment opportunity claims, unemployment claims, withholding claims or social security claims, or (v) any other act or omission with respect to the Work by Contractor, its Subcontractors, Sub-subcontractors or anyone directly or indirectly employed by any of them or anyone for whose acts they may be liable, attributable to death, bodily injury, sickness, disease or injury to or destruction of tangible property, or loss of use thereof. Except as specifically limited as set forth below, the indemnification by Contractor of the Indemnified Parties under this Paragraph 3.18 shall apply regardless of any concurrent or contributory active and/or passive negligent act or omission of the party to be indemnified; provided, however, Contractor shall not be obligated to indemnify the Owner Parties to the extent such damages are the result of the sole negligence or willful misconduct of one or more of the Owner Parties or for defects in design furnished by the Owner Parties. Such obligation shall not be construed as to negate, abridge or otherwise reduce any other right or obligation of indemnity which would otherwise exist under the Contract Documents and/or under the laws as to any party described in this Paragraph."

     The following Subparagraphs are hereby added to Paragraph 3.18 of the General Conditions:

     "3.18.4 Contractor agrees within five (5) days after written demand or within seven (7) days from the filing thereof, whichever is earlier, to cause the effect of any suit or lien arising out of the Work for which Contractor is responsible, to be removed from the Project or to post a bond in accordance with law, and in the event Contractor shall fail to do so, Owner is authorized to use whatever means in its discretion it may deem appropriate to cause said lien to be removed or dismissed, including, without limitation, the posting of a bond pursuant to law, and the costs thereof, together with attorneys' fees shall be immediately due and payable to Owner by Contractor."

     3.18.5 Contractor hereby acknowledges and agrees that if any one or more claims or actions are asserted against the Indemnified Parties giving rise to a duty to defend on the part of Contractor pursuant to this Paragraph 3.18, the Indemnified Parties shall have the right to elect, in the Indemnified Parties' sole and absolute discretion, whether to contest any one or more of such claims or actions and Contractor shall be required to perform the obligations of Contractor set forth above regardless of whether the Indemnified Parties elect to contest such claim(s). If the Indemnified Parties elect to contest any such claim(s), the Indemnified Parties shall have the right to select the Indemnified Parties' own counsel and control the Indemnified Parties' own defense and Contractor shall bear the cost of employing such counsel and otherwise defending such claim(s). The Indemnified Parties shall have the right, at their option, upon notice to Contractor, to tender their defense to Contractor and to approve such counsel as Contractor deems necessary to represent the Indemnified Parties in connection with any liability indemnified under this Paragraph 3.18, and all fees and expenses of such counsel shall be the sole responsibility of Contractor. In the event that one or more of the Indemnified Parties tender their defense to Contractor and thereafter determines that there is a conflict between the interests of the Indemnified Parties, on the one hand, and the interests of Contractor, on the other, then the Indemnified Parties shall be entitled to retain separate counsel in connection with such lawsuit, action, claim or proceeding at the cost and expense of Contractor, provided that Contractor shall not be obligated to pay the fees and expenses of more than one firm of attorneys representing Indemnified Parties."

     "3.18.6 The provisions of this Paragraph 3.18 shall survive the termination or expiration of the Contract and shall not be limited in any way by the amount or type of insurance obtained by Owner, the Indemnified Parties, Contractor or any Subcontractor."

6. Article 5: Subcontractors. Subparagraph 5.3.1 of the General Conditions is hereby deleted in its entirety and the following is substituted in its place:

     "5.3.1 All work performed for the Contractor by a Subcontractor shall be pursuant to an appropriate agreement, written where legally required for validity, between the Contractor and Subcontractor (and where appropriate between Subcontractors and Sub-subcontractors) which shall contain provisions that:

          (i) preserve and protect the rights of the Owner under the Contract with respect to the Work to be performed under the Subcontract so that the subcontracting thereof will not prejudice such rights;

          (ii) require that such Work be performed in accordance with the requirements of the Contract Documents;

          (iii) the Contractor assign its interest in the subcontract to Owner or Owner's designee, which assignment shall become effective only upon Contractor's default under the Contract Documents and Subcontractor's receipt of notification from Owner (a) that Contractor is in default under the Contract Documents, (b) the name of the assignee, and (c) that the assignment is effective;

          (iv) require submission to the Contractor of applications for payment under each Subcontract to which the Contractor is a party, in reasonable time to enable the Contractor to apply for payment in accordance with
     Article 9 of the General Conditions and Articles 6 and 7 of the Agreement. Such application for payment shall be for the same percentage complete as requested by the Contractor;

          (v) require that all claims for additional costs, extensions of time, damages for delays or otherwise with respect to subcontracted portions of the Work shall be submitted to the Contractor (via any Subcontractor or Sub-subcontractor where appropriate) in sufficient time so that the Contractor may comply in the manner provided in the Contract Documents for like claims by the Contractor upon the Owner;

          (vi) waive all rights the Contractor and Subcontractor may have against one another for damages caused by fire or other perils covered by the property insurance described in Paragraph 11.3 hereof, except such rights as they may have to the proceeds of such insurance held by the Owner as trustee under Paragraph 11.3 hereof; and

          (vii) obligate each Subcontractor specifically to consent to the provisions of this Subparagraph 5.3.1. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the Subcontract, copies of the Contract Documents to which the Subcontractor will be bound by this Subparagraph 5.3.1, and identify to the Subcontractor any terms and conditions of the proposed Subcontract which may be at variance with the Contract Documents. Each Subcontractor shall similarly make copies of such Contract Documents available to his Sub-subcontractors."

     "All portions of the Work that the Contractor's organization does not perform shall be performed under Subcontracts or other appropriate agreement with the Contractor. The Contractor shall obtain the Owner's approval (which Owner shall have the right to exercise in it sole discretion) before concluding any Subcontract Agreement or material purchase order. The Owner shall have the right to approve which subcontractor shall be used in connection with the Work."

7.   Article 6: Construction By Owner Or By Separate Contractors. Subparagraph
6.2.5 of the General Conditions is hereby deleted in its entirety and the following subparagraph is substituted in its place:

     "6.2.5 Should the Contractor cause damage to the work or property of any Subcontractor, Sub-subcontractor or separate contractor, the Contractor shall, upon due notice, promptly attempt to settle such matter or otherwise to resolve the dispute. If such Subcontractor, Sub-subcontractor or separate contractor brings suit against the Owner on account of any damage alleged to have been caused by the Contractor, the Owner shall notify the Contractor, who shall defend such proceedings at the Contractor's expense, and if any judgment or award against the Owner arises therefrom, the Contractor shall pay or satisfy it and shall reimburse the Owner for all attorneys' fees and court costs which the Owner has incurred."

8. Article 7: Changes In The Work. The following subparagraph is hereby added to Article 7.1:

     "7.1.5 IN NO EVENT SHALL THE CONTRACTOR RECEIVE ANY COMPENSATION IN EXCESS OF THE CONTRACT SUM NOR SHALL CONTRACTOR BE ENTITLED TO RECEIVE ANY COMPENSATION FOR EXTRA WORK WHETHER PARTIALLY OR FULLY COMPLETED OR SIMPLY PROPOSED, UNLESS SUCH ADDITIONAL WORK IS AUTHORIZED BY A WRITTEN CHANGE ORDER SIGNED BY THE OWNER. ONLY THE OWNER OR THE OWNER'S REPRESENTATIVE SHALL HAVE THE RIGHT TO ISSUE A WRITTEN CHANGE ORDER TO CONTRACTOR AUTHORIZING AN ADDITION, DELETION OR OTHER REVISION IN THE SCOPE OF THE WORK AND/OR AN ADJUSTMENT IN THE CONTRACT SUM OR THE PROJECT SCHEDULE. CONTRACTOR WAIVES THE RIGHT TO RECEIVE ANY COMPENSATION FOR ADDITIONAL WORK AND AGREES THAT THE OWNER SHALL NOT BE OBLIGATED TO PAY FOR ANY ADDITIONAL WORK UNLESS CONTRACTOR AND OWNER HAVE COMPLIED WITH THE PROVISIONS OF THIS SUBPARAGRAPH 7.1.5."

9.   Article 8: Time. The following sentences are hereby added to Subparagraph
8.3.1 of the General Conditions:

     "Notwithstanding anything to the contrary in Subparagraph 8.3.1 or elsewhere in the Contract Documents, extension of the Completion Date shall be Contractor's sole remedy for delay unless the same shall be caused by acts constituting willful misconduct or intentional interference by the Owner with Contractor's performance of the Work and where to the extent that such acts continue after Contractor's notice to Owner of such interference. Owner's exercise of any of its rights under Article 7, Changes in the Work, regardless of the extent or number of such changes, or Owner's exercise of any of its remedies of suspension of the Work, or requirement of correction or re-execution of any defective Work, shall not under the circumstances be construed as intentional interference with Contractor's performance of the Work."

     Subparagraph 8.3.2 of the General Conditions is hereby deleted in its entirety and the following subparagraph is substituted in its place:

     "8.3.2 All claims for extension of time shall be made in writing to the Owner no more than ten (10) working days after the later to occur of (i) the occurrence of the delay, or (ii) if the occurrence of the delay is not readily apparent, the date on which the Contractor becomes aware of the occurrence of the delay; otherwise they shall be waived. The Contractor shall provide in its notice an estimate of the probable effect of such delay on the progress of the Work. In the case of a continuing course of delay only one claim is necessary."

10. Article 9: Payments And Completion. The following sentences are hereby added to Subparagraph 9.3.3 of the General Conditions:

     "In the event any lien, stop notice or claim is made against the Owner or the Project for payment for labor or materials furnished in connection with the Work, Contractor shall at its sole cost and expense promptly post a bond in accordance with California Civil Code Sections 3143 and/or 3171 and any successor statute(s) thereto to cause the removal of such lien or stop notice. If Contractor fails to post such bond or otherwise remove or discharge the lien, stop notice or claim within seven (7) days from the filing thereof, then in addition to such other remedies it may have, Owner shall have the right (but not the obligation) to use whatever means in its discretion it may deem appropriate to cause said claim, stop notice or lien to be rescinded, discharged, compromised, dismissed or removed including, without limitation, posting of a bond in accordance with California Civil Code Sections 3143 and/or 3171 and any successor statute(s) thereto to cause the removal of such lien or stop notice. Upon Owner's demand, Contractor shall promptly pay, which payment shall not be reimbursable or increase the Contract Price, all costs incurred by Owner in discharging such lien, stop notice and/or claim including, without limitation, attorneys' fees and premiums for all bonds which the Owner may obtain and record for the purpose of removing any lien, stop notice or claim relating to the Work."

     The following subparagraph is hereby added to Paragraph 9.10 of the General
Conditions:

     "9.10.5 The Contractor understands and agrees that its final Application for Payment will constitute a further representation that the conditions precedent to the Contractor's being entitled to final payment as set forth in Paragraph 9.10 have been fulfilled."

11. Article 10: Protection Of Persons And Property. Subparagraph 10.1.3 of the General Conditions is hereby deleted in its entirety and the following subparagraph is substituted in its place.

     "10.1.3(a) Contractor and his Subcontractors shall use, handle, transport and dispose of all Hazardous Materials (as defined below) in compliance with all present and future federal, state and local environmental health or safety law, including, but not limited to, all such statutes, regulations, rules, ordinances, codes, and rules of common law. Contractor further agrees that Contractor and his subcontractors shall not cause the discharge, release or disposal of any Hazardous Material on the job site. Contractor and his Subcontractors shall, upon completion of performance of all duties under this Agreement, remove all supplies, materials and waste containing any Hazardous Material from the job site. Contractor shall bear full financial responsibility, as between the parties of this Agreement, for the compliance of Contractor and his Subcontractors with the provisions of this Paragraph. Contractor agrees to indemnify, defend (pursuant to the terms of the Agreement), protect and hold Owner and its constituent partners and the other Indemnified Parties harmless from and against any liabilities, costs, claims, damages, fines, penalties or expenses, including actual attorneys' fees and costs of investigation, soils testing, governmental approvals, remediation and clean-up arising out of or in any way connected with the failure of Contractor or his Subcontractors, their agents, employees, officers, or representatives, to comply with this paragraph. Should Contractor or his Subcontractors discharge, release or dispose of any Hazardous Material on the site in violation of this paragraph, Contractor shall immediately so inform Construction Manager and Owner in writing. In the event Contractor or his Subcontractors encounter on the site any pipeline, underground storage tank or other container, of any kind, that may contain a Hazardous Material, or encounter material reasonably believed to be a Hazardous Material, Contractor shall immediately stop work in the area affected and report the condition to Owner in writing. If Contractor or his Subcontractors do not comply with the requirements of this paragraph Owner may, but is not obligated to, give written notice of violation to Contractor. Should Contractor or his Subcontractors fail to comply with the requirements of this paragraph within twenty-four (24) hours from the time Owner issues such written notice of noncompliance or within the time of an abatement period specified by any governmental agency, whichever period is shorter, Contractor shall be in material default of the Agreement."

     "(b) "Hazardous Material" means any substance: (1) the presence of which requires investigation or remediation under any present or future federal, state or local statute, regulation, ordinance, rule code, order, action, policy or common law, or (2) which is or becomes defined as a "hazardous waste", "hazardous substance", pollutant or contaminant under any present or future federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. Sections 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.); or (3) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof, or (4) the presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Property; or (5) which contains gasoline, diesel fuel or other petroleum hydrocarbons; or (6) which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde foam insulation."

12.  Article 11: Insurance.

Prior to the start of the Contractor's work, the contractor shall procure for contractor's work and maintain in force Worker's Compensation Insurance and all insurance required of the contractor under the contract documents.

Rauch Industries, c/o Syratech Corporation shall be named as an additional insured on each of these policies provided by the Contractor. The Contractor's comprehensive General and Automobile Liability Insurance shall be written with Limits of Liability not less than the following:

A.   Comprehensive General Liability including completed operations,

     1.        Bodily Injury                  $1,000,000 each occurrence
                                              $1,000,000 aggregate

     2.        Property Damage                $1,000,000 each occurrence
                                              $1,000,000 aggregate

B.   Comprehensive Automobile Liability

     1.        Bodily Injury                  $1,000,000 each occurrence
                                              $1,000,000 aggregate

     2.        Property Damage                $1,000,000 each occurrence
                                              $1,000,000 aggregate

The Contractor shall maintain in effect all insurance coverage required under this Agreement at the Contractor's sole expense and with insurance companies acceptable to Rauch Industries, c/o Syratech Corporation. All insurance policies shall contain a provision that the coverage afforded thereunder shall not be canceled or not renewed, nor restrictive modifications added, until at least thirty (30) days prior written notice has been given to the Contractor unless otherwise specifically required in the contract documents.

Certificates of Insurance, or certified copies of policies acceptable to Rauch Industries, c/o Syratech Corporation shall all be filed with Rauch prior to the commencement of work.

In the event the Contractor fails to obtain or maintain any insurance coverage required under this Agreement, Rauch Industries, c/o Syratech Corporation may purchase such coverage and charge the expense thereof to the Contractor, or terminate this Agreement.

To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless Rauch Industries, c/o Syratech Corporation (including its affiliates, parents and subsidiaries) and other contractors and subcontractors and all their agents and employees from the against all claims, damages, loss and expenses, including, but not limited to, attorney's fees, arising out of or resulting from the performance of the Contractor's work provided that any such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to injury to or destruction of tangible property (other than the Contractor's work itself) including the loss of use resulting therefrom, to the extent caused or alleged to be caused in whole or in any part by any negligent act or omission of the Contractor or anyone directly or indirectly employed by the Contractor or anyone for whose acts the Contractor may be liable, regardless of whether it is caused in part by the party indemnified hereunder.

In any and all claims against Rauch Industries, c/o Syratech Corporation, (including its affiliates, parents, and subsidiaries) and other contractors or subcontractors or any of their agents or employee of the Contractor, anyone directly or indirectly employed by the Contractor or anyone for whose acts the Contractor may be liable, the indemnification obligation under this Agreement shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the Contractor under worker's or workmen's compensation acts, disability benefit acts or other employee benefit acts.

     The following subparagraphs are hereby added to Paragraph 11.3 of the General Conditions:

     "11.3.12 Contractor shall purchase and maintain such insurance as will reasonably protect him from the potential liability described in Paragraph 3.18. The Contractor hereby indemnifies and agrees to hold harmless and defend Owner, its shareholders, and its affiliates from all loss and liability to the extent of any deficiency of coverage under such insurance. The Contractor will fully insure, and the Owner will not be liable for the loss of, any building materials not stored on the site of the Project."

     "11.3.13 The coverage obtained pursuant to the provisions of Subparagraph
11.3.12 shall include insurance against damage from design warranties given Subcontractors or Sub-subcontractors. This obligation shall survive any termination of the Contract."

     The following subparagraph is hereby added to Paragraph 11.4 of the General
Conditions:

     "11.4.3 At the Owner's request (the cost of which shall be paid by Owner), the Contractor shall obtain bonds from all Subcontractors and furnish to the Owner bonds wherein the Subcontractors are the principals and Owner and the Contractor are the dual obligees. Such bonds shall cover the faithful and full performance of the Subcontracts, the payment of all obligations arising thereunder; and the lien-free completion of the Subcontracts and the Work. At the Owner's request (the cost of which shall be paid by Owner), the Contractor shall also obtain a performance bond and a payment and materials bond in the full amount of the Contract Sum wherein the Contractor is the Principal and the Owner is the Obligee. The bonds shall be on forms and with a surety acceptable to Owner."

     The following paragraphs are hereby added to Article 11 of the General
Conditions:

     "11.5 Requirements; Additional Insureds; Type Of Coverage. Before Contractor does any work at or prepares or delivers materials to the side of construction, the Contractor shall provide to Owner Certificates of Insurance (and agrees that within thirty (30) days to submit to Owner endorsements to the required policies) evidencing insurance coverage acceptable to Contractor in amounts as specified herein. Contractor agrees to maintain the general liability insurance for a minimum of five (5) years following completion of the Work and continue to name Owner and any other required interest under this paragraph as additional insured(s) for the entire five (5) year period. All insurance policies maintained by the Contractor pursuant to the Agreement and the

General Conditions shall name the Owner, all of Owner's affiliated companies, any lender with an interest in the Project and all other Indemnified Parties, as additional insureds. Contractor's insurance policy shall be primary and any insurance maintained by Owner shall be non-contributing. Owner shall not be required to contribute to the payment of premiums or other costs with respect to Contractor's policy. Contractor's insurance policy shall include a Severability of Interest clause or a Cross Liability endorsement. Contractor's insurance policy shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Contractor shall require all of its Subcontractors to carry insurance in the same amounts required of Contractor above and with companies acceptable to Owner."

     "11.6 Failure To Obtain Insurance. If Contractor fails to procure and maintain the above-described insurance, or any portion thereof, Owner shall have the right, but not the obligation, to procure and maintain the required insurance for and in the name of Contractor and Contractor shall pay the cost thereof and shall furnish all information necessary to acquire and maintain such insurance. Contractor shall not violate or knowingly permit any violation of any conditions or terms of the policies of insurance described herein."

13. Article 12: Uncovering And Correction Of Work. Subparagraph 12.2.2 of the General Conditions is hereby deleted in its entirety and the following subparagraph substituted in its place:

     "12.2.2 If, within one (1) year after the date on which the issuance of the final Certificate for Payment pursuant to Paragraph 9.10 of the General Conditions or within such longer period of time as may be prescribed by law or by the terms of any applicable special warranty required by the Contract Documents, any of the Work is found to be defective or not in accordance with the Contract Documents, the Contractor shall correct ("Corrective Work") it promptly after receipt of a written notice ("Notice of Defect") from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. Contractor shall commence the Corrective Work within five (5) days of receipt of the Notice of Defect and shall diligently complete the Corrective Work to the satisfaction of Owner. If Contractor fails to commence the Corrective Work with fifteen (15) days after receipt of the Notice of Defect, or if Contractor fails to diligently complete the Corrective Work, Owner shall have the right (but shall not have the obligation) to perform the Corrective Work. In the event Owner performs the Corrective Work, Contractor shall promptly reimburse Owner for the cost of the Corrective Work, including a reasonable sum for overhead and profit. The Contractor shall be responsible for enforcing any and all warranties given by Subcontractors or Sub-subcontractors, which shall run to the benefit of Owner. This obligation shall survive any termination of the Contract. The above provisions do not limit or modify any other recourse or remedy available to the Owner at law or in equity with respect to defective work or other violation of the Contract Documents."

14. Article 13: Miscellaneous Provisions. The provisions of Subparagraph 13.2.1 of the General Conditions are subject to Paragraph 7.13 of the Agreement.

     The following subparagraph is hereby added to Paragraph 13.4 of the General
Conditions:

     "13.3.1 Written Notice. All notices required to be given hereunder shall be given in writing and shall be personally delivered, sent by facsimile or sent by registered or certified mail, postage prepaid, return receipt requested, at the following addresses:

     If to Owner:        Rauch Industries
                         Subsidiary of Syratech Corporation
                         175 McClellan Highway
                         East Boston, MA  02128
                         Attention: E. Merle Randolph
                         Telephone No. (617) 569-2200
                         Telecopier No: (617) 569-8484

     If to Contractor:   Ron Neagle
                         C.A.S. Construction, Inc.
                         11020 Rose Avenue
                         Fontana, CA  92337
                         Telephone No: (909) 357-8056
                         Telecopier No: (909) 357-2661

Unless sooner received, notice shall be deemed given three (3) business days following the date of mailing, or if personally delivered, as of the date of such delivery. Notice of change of address shall be given by written notice in the manner detailed in this paragraph."

     "13.4.3 During all disputes, actions, claims and other matters in question arising out of, or relating to, this Contract or the breach hereof, the Contractor shall carry on the Work and maintain the Progress Schedule, unless otherwise provided herein or agreed between the Contractor and the Owner in writing."

15. Article 14: Termination Or Suspension Of The Contract. Subparagraphs 14.3.1 through 14.3.3 of the General Conditions are hereby deleted in their entirety and the following paragraphs are substituted therefor:

     "14.2.1 Notwithstanding anything to the contrary set forth in the Agreement, Owner shall have the right at any time for any or no reason whatsoever to suspend work on the Project and all work connected therewith or to terminate the Contract upon giving Contractor ten (10) days' prior written notice. Thereupon, as the Contractor's sole remedy hereunder, the Owner shall pay the Contractor for the Work completed to the effective date of the termination of the Contract as set forth below."

     "14.3.2 Upon receipt of the notice of termination, Contractor shall immediately, in accordance with Owner's instructions, proceed with performance of the following duties:

          14.3.2.1 Cease operations as specified;

          14.3.2.2 Place no further orders and enter into no further Subcontracts for materials, labor, services or facilities;

          14.3.2.3 Unless otherwise specified, terminate all Subcontracts and orders to the extent that they relate to Work so terminated;

          14.3.2.4 Complete the performance of the Work not terminated; and

          14.3.2.5 Take such other actions as may be necessary or requested by Owner for the protection and preservation of the terminated Work."

          "14.3.3 In the event of termination for Owner's convenience, Contractor shall be paid:

          14.3.3.1 A pro rata portion of the Contract Sum based upon the percentage of Work completed for Work properly performed on the terminated portion of the Work before the effective date of termination; and

          14.3.3.2 Reasonable demobilization costs directly related to such termination as described in detail in invoices and descriptions provided by Contractor and approved by Owner."

     "14.3.4 In determining amounts due Contractor under this Paragraph 14.3, Owner shall be credited for payments previously made to Contractor for the terminated portion of the Work and claims which Owner has against Contractor under the Contract, and for the value of materials, supplies, equipment or other items to be disposed of by Contractor that are covered under the Contract Sum. If Contractor has, prior to the date of termination, collected sums in excess of the reimbursable amounts set forth above, Contractor shall promptly pay such excess to Owner or, at Owner's option, such excess shall be deducted from any amounts due Contractor from Owner. In the event of such termination by Owner for Contractor's breach, Owner may require Contractor to promptly assign all or some Subcontracts, construction, plant, materials, tools, equipment and appliances previously acquired by Owner, rental agreements and any other commitments which Owner in Owner's sole discretion chooses to take by assignment, and in such event, Contractor shall promptly execute and deliver to Owner written assignments provided by Owner."

     "14.3.5 Nothing contained in this Article 14 shall be deemed to limit or affect any other rights or remedies available to either party under the contract in the event of a breach by the other party including without limitation the recovery of extra costs or damages resulting from the breach of the other party and the right of Owner to carry out the Work."

     "14.3.6 In no event shall Contractor have a claim for damages, lost profits or otherwise on account of the termination of the Agreement by Owner or Contractor."

     IN WITNESS WHEREOF, the parties have executed, as a part of the Contract, this Supplement as of the day and year of execution of the Agreement.


           "OWNER"                        Rauch Industries,
                                          a subsidiary of Syratech Corporation


                                          By: /s/ E. Merle Randolph
                                              __________________________________
                                              Name: E. Merle Randolph
                                              Title: Chief Financial Officer


                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________


           "CONTRACTOR"                   C.A.S. Construction, Inc.,
                                          a Corporation


                                          By: /s/ Ronald Neagle
                                              __________________________________
                                              Name: Ronald Neagle
                                              Title: President


                                          By: __________________________________
                                              Name: ____________________________
                                              Title: ___________________________


                                          License # ____________________________

                                     [Logo]
               General Conditions of the Contract for Construction
                      Construction Manager-Adviser Edition

                    AIA Document A201/CMa - Electronic Format

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

Copyright 1975, 1980, copyright 1992 by The American Institute of Architects, 1735 New York Avenue N.W., Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.

Table of Articles

1. GENERAL PROVISIONS

2. OWNER

3. CONTRACTOR

4. ADMINISTRATION OF THE CONTRACT

5. SUBCONTRACTORS

6. CONSTRUCTION BY OWNER OR BY OTHER CONTRACTORS

7. CHANGES IN THE WORK

8. TIME

9. PAYMENTS AND COMPLETION

10. PROTECTION OF PERSONS AND PROPERTY

11. INSURANCE AND BONDS

12. UNCOVERING AND CORRECTION OF WORK

13. MISCELLANEOUS PROVISIONS

14. TERMINATION OR SUSPENSION OF THE CONTRACT

GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                                    ARTICLE 1
                               GENERAL PROVISIONS

1.1 BASIC DEFINITIONS

1.1.1 THE CONTRACT DOCUMENTS

A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of addenda relating to bidding requirements).

1.1.2 THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Construction Manager and Contractor, (3) between the Architect and Construction Manager, (4) between the Owner and a Subcontractor or Sub-subcontractor or (5) between any persons or entities other than the Owner and Contractor. The Construction Manager and Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of their duties.

1.1.3 THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

1.1.4 THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by other Contractors and by the Owner's own forces including persons or entities under separate contracts not administered by the Construction Manager.

1.1.5 THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

1.1.6 THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, construction systems, standards and workmanship for the Work, and performance of related services.




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CONSTRUCTION  - CONSTRUCTION  MANAGER-ADVISER  EDITION - AIA  -  01992
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Electronic Format A201/CMa-1992

1.1.7 THE PROJECT MANUAL

The Project Manual is the volume usually assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

1.2 EXECUTION, CORRELATION AND INTENT

1.2.1 The Contract Documents shall be signed by the Owner and Contractor as provided in the Agreement. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

1.2.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

1.2.3 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

1.2.4 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.5 Unless otherwise stated m the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.3 OWNERSHIP AND USE OF ARCHITECTS DRAWINGS, SPECIFICATIONS AND OTHER DOCUMENTS

1.3.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Contractor is described. The Contractor may retain one contract record set. Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. All copies of them, except the Contractor's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner and Architect. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication m derogation of the Architect's copyright or other reserved rights.

1.4 CAPITALIZATION

1.4.1 Terms capitalized in these General Conditions include those which are (l) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.




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CONSTRUCTION  - CONSTRUCTION  MANAGER-ADVISER  EDITION - AIA  -  01992
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WASHINGTON, D.C., 20006-5292
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Electronic Format A201/CMa-1992

1.5 INTERPRETATION

1.5.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

                                    ARTICLE 2
                                      OWNER

2.1 DEFINITION

2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Owner" means the Owner or the Owner's authorized representative.

2.1.2 The Owner upon reasonable written request shall furnish to the Contractor in writing information which is necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein at the time of execution of the Agreement and, within five days after any change, information of such change in title, recorded or unrecorded.

2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

2.2.1 The Owner shall, at the request of the Contractor, prior to execution of the Agreement and promptly from time to time thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. [Note: Unless such reasonable evidence were furnished on request prior to the execution of the Agreement, the prospective contractor would not be required to execute the Agreement or to commence the Work].

2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site.

2.2.3 Except for permits and fees which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities. Unless otherwise provided under the Contract Documents, the Owner, through the Construction Manager, shall secure and pay for the building permit.

2.2.4 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in orderly progress of the Work.

2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work. Any cost to the Contractor for such drawings and specs shall be considered to be in the Contractors sum.

2.2.6 The Owner shall forward all communications to the Contractor through the Construction Manager and shall contemporaneously provide the same communications to the Architect.

2.2.7 The foregoing are in addition to other duties and responsibilities of the Owner enumerated herein and especially those in respect to Article 6 (Construction by Owner or by Other Contractors), Article 9 (Payments and Completion) and Article 11 (Insurance and Bonds).

2.3 OWNER'S RIGHT TO STOP THE WORK

2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Contractor




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CONSTRUCTION  - CONSTRUCTION  MANAGER-ADVISER  EDITION - AIA  -  01992
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Electronic Format A201/CMa-1992
to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity.

2.4 OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a second seven-day period. If the Contractor within such second seven-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the cost of correcting such deficiencies, including compensation for the Construction Manager's and Architect's and their respective consultants' additional services and expenses made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect, after consultation with the Construction Manager. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

                                    ARTICLE 3
                                   CONTRACTOR

3.1 DEFINITION

3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout this Agreement as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

3.1.2 The plural term "Contractors" refers to persons or entities who perform construction under Conditions of the Contract that are administered by the Construction Manager, and that are identical or substantially similar to these Conditions.

3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

3.2.1 The Contractor shall carefully study and compare the Contract Documents with each other and with information furnished by the Owner pursuant to Subparagraph 2.2.2 and shall at once report to the Construction Manager and Architect errors, inconsistencies or omissions discovered. The Contractor shall not be liable to the Owner, Construction Manager or Architect for damage resulting from errors, inconsistencies or omissions in the Contract Documents unless the Contractor recognized or should have recognized such error, inconsistency or omission and failed to report it to the Construction Manager and Architect. If the Contractor performs any construction activity involves a recognized error, inconsistency or omission in the Contract Documents without such notice to the Construction Manager and Architect, the Contractor shall assume full responsibility for such performance and shall bear an full amount of the attributable costs for correction.

3.2.2 The Contractor shall take field measurements and verify field conditions and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Errors, inconsistencies or omissions discovered shall be reported to the Construction Manager and Architect at once.

3.2.3 The Contractor shall perform the Work in accordance with the Contract Documents and submittals approved pursuant to Paragraph 3.12.

3.3 SUPERVISION AND CONSTRUCTION PROCEDURES




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Electronic Format A201/CMa-1992

3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under this Contract, subject to overall coordination of the Construction Manager as provided in Subparagraphs 4.6.3 and 4.6.4.

3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons performing portions of the Work under a contract with the Contractor.

3.3.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Construction Manager or Architect in their administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

3.3.4 The Contractor shall inspect portions of the Project related to the Contractor's Work in order to determine that such portions are in proper condition to receive subsequent Work.

3.4 LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.4.2 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

3.5 WARRANTY

3.5.1 The Contractor warrants to the Owner, Construction Manager and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, shall be considered defective. If required by the Owner, Construction Manager or Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

3.6 TAXES

3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

3.7 PERMITS, FEES AND NOTICES

3.7.1 Unless otherwise provided in the Contract Documents, the Owner shall secure and pay for the building permit and the Contractor shall secure and pay for all other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules and regulations and lawful orders of public authorities bearing on performance of the Work.




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CONSTRUCTION  - CONSTRUCTION  MANAGER-ADVISER  EDITION - AIA  -  01992
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WARNING;  Unlicensed  photocopying violates U.S. copyright laws and is
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Electronic Format A201/CMa-1992



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3.7.3 It is not the Contractor's responsibility to ascertain that the Contract
Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Construction Manager, Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

3.7.4 If the Contractor performs Work and should have known or knows it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Construction Manager, Architect and Owner, the Contractor shall assume full responsibility for such Work and shall bear all of the attributable costs for correction.

3.8 ALLOWANCES

3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities against which the Contractor makes reasonable objection.

3.8.2 Unless otherwise provided in the Contract Documents:

materials and equipment under an allowance shall be selected promptly by the Owner to avoid delay in the Work;

allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum and not in the allowances;

 .4 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (l) the difference between actual costs and the allowances under Clause 3.8.2.2 and (2) changes in Contractor's costs under Clause 3.8.2.3.

3.9 SUPERINTENDENT

3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

3.10 CONTRACTOR'S CONSTRUCTION SCHEDULE

3.10.1 The Contractor, immediately after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information and the Construction Manager's approval a Contractor's Construction Schedule for the Work. Such schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project construction schedule to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

3.10.2 The Contractor shall cooperate with the Construction Manager in scheduling and performing the Contractor's Work to avoid conflict, delay in or interference with the Work of other Contractors or the construction or operations of the Owner's own forces.

3.10.3 The Contractor shall prepare and keep current, for the Owner, Construction Manager's or Architect's approval, a schedule of submittals which is coordinated with the Contractor's Construction Schedule and allows the Construction Manager, Owner and Architect reasonable time to review submittals.

3.10.4 The Contractor shall conform to the most recent schedules.




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Electronic Format A201/CMa-1992



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3.11 DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Construction Manager and Architect and shall be delivered to the Construction Manager for submittal to the Owner upon completion of the Work.

3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.6.12.

3.12.5 The Contractor shall review, approve and submit to the Construction Manager, in accordance with the schedule and sequence approved by the Construction Manager, Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents. The Contractor shall cooperate with the Construction Manager in the coordination of the Contractor's Shop Drawings, Product Data, Samples and similar submittals with related documents submitted by other Contractors. Submittals made by the Contractor which are not required by the Contract Documents may be returned without action.

3.12.6 The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Construction Manager and Architect. Such Work shall be in accordance with approved submittals.

3.12.7 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

3.12.8 The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Construction Manager's and Architect's approval of Shop Drawings. Product Data, Samples or similar submittals unless the Contractor has specifically informed the Construction Manager and Architect in writing of such deviation at the time of submittal and the Construction Manager and Architect have given written approval to the specific deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Construction Manager's and Architect's approval thereof. (See Supplement)

3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Construction Manager and Architect on previous submittals.

3.12.10 Informational submittals upon which the Construction Manager and Architect are not expected to take responsive action may be so identified in the Contract Documents.




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3.12.11 When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Construction Manager and Architect shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.

3.13 USE OF SITE

3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

3.13.2 The Contractor shall coordinate the Contractor's operations with, and secure the approval of, the Construction Manager before using any portion of the site.

3.14 CUTTING AND PATCHING

3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner's own forces or of other Contractors by cutting, patching, excavating or otherwise altering such construction. The Contractor shall not cut or otherwise alter such construction by other Contractors or by the Owner's own forces except with written consent of the Construction Manager, Owner and such other Contractors; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the other Contractors or the Owner the Contractor's consent to cutting or otherwise altering the Work.

13.15 CLEANING UP

13.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Construction Manager may do so with the Owner's approval and the cost thereof shall be deducted from the contract sum.

3.16 ACCESS TO WORK

3.16.1 The Contractor shall provide the Owner, Construction Manager and Architect access to the Work in preparation and progress wherever located.

3.17 ROYALTIES AND PATENTS

3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of patent rights and shall hold the Owner, Construction Manager and Architect harmless from loss on account thereof. The costs incurred in this subparagraph 3.17.1 shall be included in the contract sum.

3.18 INDEMNIFICATION

3.18.2 In claims against any person or entity indemnified under this Paragraph
3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Paragraph 3.18 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.




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3.18.3 The obligations of the Contractor under this Paragraph 3.18 shall not extend to the liability of the Construction Manager, Architect, their consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Construction Manager, Architect, their consultants, and agents and employees of any of them provided such giving or failure to give is the primary cause of the injury or damage. (See Supplement)

                                    ARTICLE 4
                              ADMINISTRATION OF THE
                                    CONTRACT

4.1 ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

4.2 CONSTRUCTION MANAGER

4.2.1 The Construction Manager is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Construction Manager" means the Construction Manager or the Construction Manager's authorized representative.

4.3 Duties, responsibilities and limitations of authority of the Construction Manager and Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Construction Manager, Architect and Contractor. Consent shall not be unreasonably withheld.

4.4 In case of termination of employment of the Construction Manager or Architect, the Owner shall appoint a construction manager or architect against whom the Contractor makes no reasonable objection and whose status under the Contract Documents shall be that of the former construction manager or architect, respectively.

4.5 Disputes arising under Paragraphs 4.3 and 4.4 shall be subject to arbitration.

4.6 ADMINISTRATION OF THE CONTRACT

4.6.1 The Construction Manager and Architect will provide administration of the Contract as described in the Contract Documents, and will be the Owner's representatives (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the correction period described in Paragraph 12.2. The Construction Manager and Architect will advise and consult with the Owner and will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified by written instrument in accordance with other provisions of the Contract




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4.6.2 The Construction Manager will determine in general that the Work is being performed in accordance with the requirements of the Contract Documents, will keep the Owner informed of the progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work

4.6.3 The Construction Manager will provide for coordination of the activities of other Contractors and of the Owner's own forces with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other Contractors and the Construction Manager and Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall constitute the schedules to be used by the Contractor, other Contractors, the Construction Manager and the Owner until subsequently revised.

4.6.4 The Construction Manager will schedule and coordinate the activities of the Contractors in accordance with the latest approved Project construction schedule.

4.6.5 The Architect will visit the site at intervals appropriate to the stage of construction to become generally familiar with the progress and quality of the completed Work and to determine in general if the Work is being performed in a manner indicating that the Work, when completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check quality or quantity of the Work. On the basis of on-site observations as an architect, the Architect will keep the Owner informed of progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work.

4.6.6 The Construction Manager, except to the extent required by Subparagraph 4.6.4, and Architect will not have control over or charge of and will not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely the Contractor's responsibility as provided in Paragraph 3.3, and neither will be responsible for the Contractor's failure to carry out the Work in accordance with the Contract Documents. Neither the Construction Manager nor the Architect will have control over or charge of or be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or of any other persons performing portions of the Work.

4.6.7 Communications Facilitating Contract Administration. Unless otherwise directed by Owner, the Owner and Contractor shall communicate through the Construction Manager, and shall contemporaneously provide the same communications to the Architect. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with other Contractors shall be through the Construction Manager and shall be contemporaneously provided to the Architect.

4.6.8 The Construction Manager will review and certify all Applications for Payment by the Contractor, including final payment. The Construction Manager will assemble each of the Contractor's Applications for Payment with similar Applications from other Contractors into a Project Application and Project Certificate for Payment. After reviewing and certifying the amounts due the Contractors, the Construction Manager will submit the Project Application and Project Certificate for Payment, along with the applicable Contractors' Applications and Certificates for Payment, to the Architect.

4.6.9 Based on the Architect's observations and evaluations of Contractors' Applications for Payment, and the certifications of the Construction Manager, the Architect will review and certify the amounts due the Contractors and will issue a Project Certificate for Payment.

4.6.10 The Architect will have authority to reject Work which does not conform to the Contract Documents, and to require additional inspection or testing, in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed, but will take such action only after notifying the Construction Manager. Subject to review by the Architect, the Construction Manager will have the authority to reject Work which does not conform to the Contract Documents. Whenever the Construction Manager considers it necessary or advisable for implementation of the intent of the Contract Documents, the Construction Manager will have authority to require additional inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. The foregoing authority of the Construction Manager will be subject to the
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inclusive, with respect to interpretations and decisions of the Architect.
However, neither the Architect's nor the Construction Manager's authority to act under this Subparagraph 4.6.10 nor a decision made by either of them in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect or the Construction Manager to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons performing any of the Work.

4.6.11 The Construction Manager will receive from the Contractor and review and approve all Shop Drawings, Product Data and Samples, coordinate them with information received from other Contractors, and transmit to the Architect those recommended for approval. The Construction Manager's actions will be taken with such reasonable promptness as to cause no delay in the Work of the Contractor or in the activities of other Contractors, the Owner, or the Architect.

4.6.12 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work of the Contractor or in the activities of the other Contractors, the Owner, or the Construction Manager, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

4.6.13 The Construction Manager will prepare Change Orders and Construction Change Directives.

4.6.14 Following consultation with the Construction Manager, the Architect will take appropriate action on Change Orders or Construction Change Directives in accordance with Article 7 and will have authority to order minor changes in the Work as provided in Paragraph 7.4.

4.6.15 The Construction Manager will maintain at the site for the Owner one record copy of all Contracts, Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record all changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These will be available to the Architect and the Contractor, and will be delivered to the Owner upon completion of the Project.

4.6.16 The Construction Manager will assist the Architect in conducting inspections to determine the dates of Substantial Completion and final completion, and will receive and forward to the Architect written warranties and related documents required by the Contract and assembled by the Contractor. The Construction Manager will forward to the Architect a final Project Application and Project Certificate for Payment upon compliance with the requirements of the Contract Documents.

4.6.17 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

4.6.18 The Architect will interpret and decide matters concerning performance under and requirements of the Contract Documents on written request of the Construction Manager, Owner or Contractor. The Architect's response to such requests will be made with reasonable promptness and within any time limits agreed upon. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.6. then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

4.6.19 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations



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and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

4.6.20 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

4.7 CLAIMS AND DISPUTES

4.7.4 Continuing Contract Performance. Pending final resolution of a Claim including arbitration, unless otherwise agreed in writing the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

                                    ARTICLE 5
                                 SUBCONTRACTORS

5.1 DEFINITIONS

5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include other Contractors or subcontractors of other Contractors.

5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, prior to the award of the Contract, shall furnish in writing to the Construction Manager for review by the Owner, Construction Manager and Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Construction Manager will promptly reply to the Contractor in writing stating whether or not the Owner, Construction Manager or Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Construction Manager to reply promptly shall constitute notice of no reasonable objection.

5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner, Construction Manager or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

5.2.3 If the Owner, Construction Manager or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner, Construction Manager or Architect has no reasonable objection. The Contract Sum shall be increased or decreased by the difference in cost occasioned by such change and an appropriate Change Order shall be issued. However, no increase in the Contract Sum shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.




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5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner, Construction Manager or Architect makes reasonable objection to such change.

5.3 SUBCONTRACTUAL RELATIONS

(See Supplement)

5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

 .1 assignment is effective only after termination of the Contract by the Owner and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor in writing; and

 .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

5.4.2 If the Work has been suspended for more than 90 days, the Subcontractor's compensation shall be equitably adjusted.

                                    ARTICLE 6
                           CONSTRUCTION BY OWNER OR BY
                                OTHER CONTRACTORS

6.1 OWNER'S RIGHT TO PERFORM CONSTRUCTION WITH OWN FORCES AND TO AWARD OTHER CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, which include persons or entities under separate contracts not administered by the Construction Manager. The Owner further reserves the right to award other contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided elsewhere in the Contract Documents.

6.1.2 When the Owner performs construction or operations with the Owner's own forces including persons or entities under separate contracts not administered by the Construction Manager, the Owner shall provide for coordination of such forces with the Work of the Contractor, who shall cooperate with them.




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6.2 MUTUAL RESPONSIBILITY

6.2.1 The Contractor shall afford the Owner's own forces, Construction Manager and other Contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner's own forces or other Contractors, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner, Construction Manager and Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's own forces or other Contractors' completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

6.2.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed construction or partially completed construction or to property of the Owner or other Contractors as provided in Subparagraph 10.2.5.

     SEE SUPPLEMENT

6.2.6 The Owner and other Contractors shall have the same responsibilities for cutting and patching as are described for the Contractor in Paragraph 3.14.

6.3 OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among the Contractor, other Contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish as described in Paragraph 3.15, the Owner may clean up and allocate the cost among those responsible as the Construction Manager, in consultation with the Owner, determines to be just.

                                    ARTICLE 7
                                 CHANGES IN THE
                                      WORK

7.1 CHANGES

7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2 A Change Order shall be based upon written agreement among the Owner, Construction Manager, Architect and Contractor; a Construction Change Directive requires agreement by the Owner, Construction



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Manager and Architect and may or may not be agreed to by the Contractor.

7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

7.1.4 If unit prices are stated m the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted. (See Supplement)

7.2 Change Orders

7.2.1 A Change Order is a written instrument prepared by the Construction Manager and signed by the Owner, Construction Manager, Architect and Contractor, stating their agreement upon all of the following: a change in the Work; the amount of the adjustment in the Contract Sum, if any; and the extent of the adjustment in the Contract Time, if any.

7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

7.3 CONSTRUCTION CHANGE DIRECTIVES

7.3.1 A Construction Change Directive is a written order prepared by the Construction Manager and signed by the Owner, Construction Manager and Architect, directing a change in the Work and stating a proposed basis for adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based at the Owner's option on one of the following methods:

 .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

 .2 unit prices stated in the Contract Documents or subsequently agreed upon;

 .3 pursuant to paragraph 4 of the contract between Owner & Contractor

 .4 as provided in Subparagraph 7.3.6.

7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Construction Manager and Architect of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.




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7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Construction Manager on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Construction Manager may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph
7.3.6 shall be limited to the following:

 .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers compensation insurance;

 .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

 .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

 .5 additional costs of supervision and field office personnel directly attributable to the change.

7.3.7 Pending final determination of cost to the Owner, amounts not in dispute may be included in Applications for Payment. The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Construction Manager and approved by Owner. When both additions and credits covering related Work or substitutions are involved in a change the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

7.3.8 If the Owner and Contractor do not agree with the adjustment in Contract Time or the method for determining it, the adjustment or the method shall be referred to the Construction Manager for determination.

7.3.9 When the Owner and Contractor agree with the determination made by the Construction Manager concerning the adjustments in the Contract Sum and Contact Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately issued through the Construction Manager and shall be recorded by preparation and execution of an appropriate Change Order.

7.4 MINOR CHANGES IN THE WORK

7.4.1 The Owner will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order issued through the Construction Manager and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

                                    ARTICLE 8
                                      TIME

8.1 DEFINITIONS




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8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

8.1.2 The date of commencement of the Work is the date established in the Agreement. The date shall not be postponed by the failure to act of the Contractor or of persons or entities for whom the Contractor is responsible.

8.1.3 The date of Substantial Completion is defined in paragraph 9.8

8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

8.2 PROGRESS AND COMPLETION

8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

8.3 DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Contractor is delayed at any time in progress of the Work by an act or neglect of the Owner's own forces, Construction Manager, Architect, any of the other Contractors or an employee of any of them, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner pending arbitration resolution of a dispute, or by other causes which the Architect, based on the recommendation of the Construction Manager, determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.

(See Supplement)

8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

                                    ARTICLE 9
                             PAYMENTS AND COMPLETION

9.1 CONTRACT SUM

9.1.1 SCHEDULE OF VALUES

The Contract Sum is stated in the Agreement and, including authorized adjustments, is the maximum amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.




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9.2.1 Before the first Application for Payment, the Contractor shall submit to the Owner, through the Construction Manager, a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Construction Manager and Owner may require. This schedule, unless objected to by the Construction Manager or Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

9.3 APPLICATIONS FOR PAYMENT

9.3.1 At least fifteen days before the date established for each progress payment, the Contractor shall submit to the Construction Manager an itemized Application for Payment for Work completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner, Construction Manager or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for elsewhere in the Contract Documents.

9.3.1.1 Such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders.

9.3.1.2 Such applications shall not include requests for payment of amounts the Contractor does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason.

9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work. (See Supplement)

9.4 CERTIFICATES FOR PAYMENT

9.4.1 The Construction Manager will assemble a Project Application for Payment by combining the Contractor's applications with similar applications for progress payments from other Contractors and, after certifying the amounts due on such applications, forward them to the Architect within seven days.

9.4.2 Within seven days after the Architect's receipt of the Project Application for Payment, the Construction Manager and Architect will either issue to the Owner a Project Certificate for Payment, with a copy to the Contractor, for such amount as the Construction Manager and Architect determine is properly due, or notify the Contractor and Owner in writing of the Construction Manager's and Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1. Such notification will be forwarded to the Contractor by the Construction Manager.

9.4.3 The issuance of a separate Certificate for Payment or a Project Certificate for Payment will constitute representations made separately by the Construction Manager and Architect to the Owner, based on their individual observations at the site and the data comprising the Application for Payment submitted by the Contractor, that the Work has progressed to the point indicated and that quality of the Work is in accordance with the Contract Documents. The



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foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by the Construction Manager or Architect. The issuance of a separate Certificate for Payment or a Project Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a separate Certificate for Payment or a Project Certificate for Payment will not be a representation that the Construction Manager or Architect has (l) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed the Contractor's construction means, methods, techniques, sequences or procedures,
(3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

9.5 DECISIONS TO WITHHOLD CERTIFICATION

9.5.1 The Construction Manager or Architect may decide not to certify payment and may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Construction Manager's or Architect's opinion the representations to the Owner required by Subparagraph
9.4.3 cannot be made. If the Construction Manager or Architect is unable to certify payment in the amount of the Application, the Construction Manager or Architect will notify the Contractor and Owner as provided in Subparagraph
9.4.2. If the Contractor, Construction Manager and Architect cannot agree on a revised amount, the Construction Manager and Architect will promptly issue a Certificate for Payment for the amount for which the Construction Manager and Architect are able to make such representations to the Owner. The Construction Manager or Architect may also decide not to certify payment or, because of subsequently discovered evidence or subsequent observations, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Construction Manager's or Architect's opinion to protect the Owner from loss because of:

 .1 defective Work not remedied;

 .2 third party claims filed or reasonable evidence indicating probable filing of such claims;

 .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

 .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

 .5 damage to the Owner or another contractor;

 .6 reasonable evidence that the Work will not be completed within the Contract
    Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or persistent failure to carry out the Work in accordance with the Contract Documents.

9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

9.6 PROGRESS PAYMENTS

9.6.1 After the Construction Manager and Architect have issued a Project Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Construction Manager and Architect.

9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the
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such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

9.6.3 The Construction Manager will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Owner, Construction Manager and Architect on account of portions of the Work done by such Subcontractor.

9.6.4 Neither the Owner, Construction Manager nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

9.7 FAILURE OF PAYMENT

9.7.1 If, through no fault of the Contractor, l) the Construction Manager and Architect do not issue a Project Certificate for Payment within fourteen days after the Construction Manager's receipt of the Contractor's Application for Payment or 2) the Owner does not pay the Contractor within (14) fourteen days after the date established in the Contract Documents the amount certified by the Construction Manager and Architect or awarded as a result of the resolution of a dispute, then the Contractor may, upon (10) ten additional days' written notice to the Owner, Construction Manager and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately.

9.8 SUBSTANTIAL COMPLETION

9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy or utilize the Work for its intended use. (See Supplement)

9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor and Construction Manager shall jointly prepare and submit to the Owner and Architect a comprehensive list of items to be completed or corrected. The Contractor shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Upon receipt of the list, the Architect, Owner and Construction Manager, will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner's Construction Manager's and Architect's inspection discloses any item, whether or not included on the list, which is not in accordance with the requirements of the Contract Documents, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner, Construction Manager or Architect. The Contractor shall then submit a request for another inspection by the Architect, Owner and Construction Manager, to determine Substantial Completion. When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate.




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9.8.3 Upon Substantial Completion of the Work or designated portion thereof and upon application by the Contractor and certification by the Construction Manager and Architect, the Owner shall make payment, reflecting adjustment in retainage, if any, for such Work or portion thereof as provided in the Contract Documents.

9.9 PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Subparagraph 11.3.11 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor and Construction Manager shall jointly prepare and submit a list to the Owner and Architect as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect after consultation with the Construction Manager.

9.9.2 Immediately prior to such partial occupancy or use, the Owner, Construction Manager, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

9.10 FINAL COMPLETION AND FINAL PAYMENT

9.10.1 Except s otherwise provided in the agreement upon completion of the Work, the Contractor shall forward to the Construction Manager a written notice that the Work is ready for final inspection and acceptance and shall also forward to the Construction Manager a final Contractor's Application for Payment. Except as otherwise provided in the agreement, upon receipt, the Construction Manager will forward the notice and Application to the Architect who will promptly make such inspection. When the Architect, based on the recommendation of the Construction Manager, finds the Work acceptable under the Contract Documents and the Contract performed, the Construction Manager and Architect will promptly issue a final Certificate for Payment stating that and on the basis of their observations and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in said final Certificate is due and payable. The Construction Manager's and Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph
9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner and Architect through the Construction Manager (l) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or other wise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or



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waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Construction Manager and Architect so confirm, the Owner shall, upon application by the Contractor and certification by the Construction Manager and Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents. and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Owner and Architect through the Construction Manager prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of Claims by the Owner.

9.10.4 Acceptance of foal payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. Such waivers shall be in addition to the waiver described in Subparagraph 4.7.5. (See Supplement)

                                   ARTICLE 10
                       PROTECTION OF PERSONS AND PROPERTY

10.1 SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. The Contractor shall submit the Contractor's safety program to the Construction Manager for review and coordination with the safety programs of other Contractors.

10.1.2 In the event the Contractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Contractor shall immediately stop Work in the area affected and report the condition to the Owner, Construction Manager and Architect in writing. The Work in the affected area shall not thereafter be resumed except by written agreement of the Owner and Contractor if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless. The Work in the affected area shall be resumed in the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harmless, by written agreement of the Owner and Contractor.

(See Supplement)

10.1.4 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Construction Manager, Architect, their consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to reasonable attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible properly (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Owner, anyone directly or indirectly employed by the Owner or anyone for whose acts the Owner may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other



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rights or obligations of indemnity which would otherwise exist as to a party or person described in this Subparagraph 10.1.4.

10.1.5 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner, Construction Manager and Architect in writing. The Owner, Contractor, Construction Manager and Architect shall then proceed in the same manner described in Subparagraph lo. 1.2.

10.1.6 The Owner shall be responsible for obtaining the services of a licensed laboratory to verify a presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor, Construction Manager and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor, the Construction Manager and the Architect will promptly reply to the Owner in writing stating whether or not any of them has reasonable objection to the persons or entities proposed by the Owner. If the Contractor, Construction Manager or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor, the Construction Manager and the Architect have no reasonable objection.

10.2 SAFETY OF PERSONS AND PROPERTY

10.2.1 The Contractor shall take reasonable precautions for

safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

 .1   employees on the Work of other persons who may be affected thereby;

 .2   the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors;

 .3   other  property at the site or  adjacent  thereto,  such as trees,  shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction; and

 .4   construction or operations by the Owner or other Contractors.

10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

10.2.4 When use for storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

10.2.5 The Contractor shall promptly remedy damage and loss including losses which are less than the deductible or retention limits of applicable policies of insurance, (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2, 10.2.1.3 and 10.2.1.4 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2, 10.2.1.3 and 10.2.1.4, except damage or loss attributable to sole negligence



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

of the Owner, Construction Manager or Architect or anyone directly or indirectly employed by any of them, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.l8.

10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner, Construction Manager and Architect.

10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

10.3 EMERGENCIES

10.3.1 In an emergency affecting safety or persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss, provided such emergency is not directly or indirectly caused by an act or omission of Contractor, or its agents. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.7 and Article 7.

                                   ARTICLE 11
                                  INSURANCE AND
                                      BONDS

11.1 CONTRACTOR'S LIABILITY INSURANCE

11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

 .1 claims under workers compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

 .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

 .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

 .4 claims for damages insured by usual personal injury liability coverage which are sustained (l) by a person as a result of an offense directly or indirectly related to employment of such person by the Contractor, or (2) by another person;

 .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

 .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

 .7 claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.




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11.1.2 The insurance required by Subparagraph l l. l. l shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater and shall apply as primary and excess to any insurance maintained by Owner. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment. (See Supplement)

11.1.3 Certificates of insurance acceptable to the Owner shall be submitted to the Construction Manager for transmittal to the Owner with a copy to the Architect prior to commencement of the Work. These certificates and the insurance policies required by this Paragraph l l. l shall contain a provision that coverages afforded under the policies will not be canceled, materially changed or allowed to expire until at least 30 days' prior written notice has been given to the Owner and shall name Owner as additional insured. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief

11.2 OWNER'S LIABILITY INSURANCE

11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under the Contract. The Contractor shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

11.3 PROPERTY INSURANCE

11.3.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance in the amount of the initial Contract Sum as well as subsequent modifications thereto for the entire Work at the site on a replacement cost basis and with such deductions and other provisions as Owner deems to be commercially reasonable. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until foal payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph l 1.3 to be covered, whichever is earlier. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Work.

11.3.1.1 Property insurance shall be on an "all-risk" policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, and malicious mischief, collapse, falsework, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's services and expenses required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

11.3.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor, then the Owner shall bear all reasonable costs properly attributable thereto.

11.3.1.3 If the property insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Contractor shall pay costs not covered because of such deductibles. If the Owner or insurer increases the required minimum deductibles above the amounts so identified or if the Owner elects to purchase



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this insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of such increased or voluntary deductibles.

11.3.1.4 Unless otherwise provided in the Contract Documents, this property insurance shall cover portions of the Work stored off the site after written approval of the Owner at the value established in the approval, and also portions of the Work in transit.

11.3.1.5 The insurance required by this Paragraph l 1.3 is not intended to cover machinery, tools or equipment owned or rented by the Contractor which are utilized in the performance of the Work but not incorporated into the permanent improvements. The Contractor shall, at the Contractor's own expense, provide insurance coverage for owned or rented machinery, tools or equipment which shall be subject to the provisions of Subparagraph l 1.3.7.

11.3.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Construction Manager, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

11.3.3 Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused.

11.3.4 If the Contractor requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

11.3.7 Waivers of Subrogation. The Owner and Contractor waive all rights against each other and against the Construction Manager, Architect, Owner's other Contractors and own forces described in Article 6, if any, and the subcontractors, sub-subcontractors, consultants, agents and employees of any of them, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Paragraph l l .3 or other property insurance applicable to the Work, except such rights as the Owner and Contractor may have to the proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Construction Manager, Construction Manager's consultants, Architect, Architect's consultants, Owner's separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the properly damaged.

11.3.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.3.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.




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11.3.9 The Owner as fiduciary shall, upon occurrence of an insured loss. The
Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach. If after such loss no other special agreement is made, replacement of damaged property shall be covered by appropriate Change Order.

11.3.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers .

11.3.11 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance. (See Supplement)

11.4 PERFORMANCE BOND AND PAYMENT BOND

11.4.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

11.4.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made. (See Supplement)

                                   ARTICLE 12
                          UNCOVERING AND CORRECTION OF
                                      WORK

12.1 UNCOVERING OF WORK

12.1.1 If a portion of the Work is covered contrary to the Construction Manager's or Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by either, be uncovered for their observation and be replaced at the Contractor's expense without change in the Contract Time.

12.1.2 If a portion of the Work has been covered which the Construction Manager or Architect has not specifically requested to observe prior to its being covered, the Construction Manager or Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be charged to the Owner. If such Work is not in accordance with the Contract Documents, the Contractor shall pay such costs unless the condition was caused by the Owner or one of the other Contractors in which event the Owner shall be responsible for payment of such costs.




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12.2 CORRECTION OF WORK

12.2.1 The Contractor shall promptly correct Work rejected by the Construction Manager or Architect or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear costs of correcting such rejected Work, including additional testing and inspections and compensation for the Construction Manager's and Architect's services and expenses made necessary thereby.

(See Supplement)

12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

12.2.4 If the Contractor fails to correct nonconforming Work within a reasonable time, the Owner may correct it in accordance with Paragraph 2.4. If the Contractor does not proceed with correction of such nonconforming Work within a reasonable time fixed by written notice from the Architect issued through the Construction Manager, the Owner may remove it and store the salvable materials or equipment at the Contractor's expense. If the Contractor does not pay costs of such removal and storage within ten days after written notice, the Owner may upon ten additional days' written notice sell such materials and equipment at auction or at private sale and shall account for the proceeds thereof, after deducting costs and damages that should have been borne by the Contractor, including compensation for the Construction Manager's and Architect's services and expenses made necessary thereby. If such proceeds of sale do not cover costs which the Contractor should have borne, the Contract Sum shall be reduced by the deficiency. If payments then or thereafter due the Contractor are not sufficient to cover such amount, the Contractor shall pay the difference to the Owner.

12.2.5 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or other Contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

12.2.6 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the time period of one year as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

12.3 ACCEPTANCE OF NONCONFORMING WORK

12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.




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                                   ARTICLE 13
                                 MISCELLANEOUS
                                   PROVISIONS

13.1 GOVERNING LAW

13.1.1 The Contract shall be governed by the law of the place where the Project is located.

13.2 SUCCESSORS AND ASSIGNS

13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other parry hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Contractor shall not assign the Contract as a whole without written consent of the Owner. (See Supplement)

13.3 WRITTEN NOTICE

(See Supplement)

13.4 RIGHTS AND REMEDIES

13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

13.4.2 No action or failure to act by the Owner, Construction Manager, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing. (See Supplement)

13.5 TESTS AND INSPECTIONS

13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Construction Manager and Architect timely notice of when and where tests and inspections are to be made so the Construction Manager and Architect may observe such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

13.5.2 If the Construction Manager, Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Construction Manager and Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Construction Manager and Architect of when and where tests and inspections are to be made so the Construction Manager and Architect may observe such procedures. The Owner shall bear such costs except as provided in Subparagraph 13.5.3.




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13.5.3 If such procedures for testing, inspection or approval under
Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure including those of repeated procedures and compensation for the Construction Manager's and Architect's services and expenses.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Construction Manager for transmittal to the Architect.

13.5.5 If the Construction Manager or Architect is to observe tests, inspections or approvals required by the Contract Documents, the Construction Manager or Architect will do so promptly and, where practicable, at the normal place of testing.

13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6 INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

13.7 COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1 As between the Owner and Contractor:

 .1 Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

 .2 Between Substantial Completion and Final Certificate Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

 .3 After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

                                   ARTICLE 14
                            TERMINATION OR SUSPENSION
                                 OF THE CONTRACT

14.1 TERMINATION BY THE CONTRACTOR

14.1.1 The Contract may terminate the Contract if the Work is stopped for a period of 30 days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor, for any of the following reasons:

 .1 issuance of an order of a court or other public authority having jurisdiction;




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 .2   an act of government such as a declaration of national emergency, making material unavailable;

 .3   because the Construction Manager or Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.2, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents;

 .4   if repeated suspensions, delays or interruptions by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or

 .5   the Owner has failed to furnish to the Contractor promptly, upon the
     Contractor's request, reasonable evidence as required by Subparagraph
     2.2.1.

14.1.2 If one of the above reasons exists, the Contractor may, upon seven additional days' written notice to the Owner, Construction Manager and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

14.1.3 If the Work is stopped for a period of 60 days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner, Construction Manager and Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.2.

14.2 TERMINATION BY THE OWNER FOR CAUSE

14.2.1 In addition to Owner's right to terminate the contract as set forth in the supplement, after Owner's w3ritten request, the Owner may terminate the Contract if the Contractor:

 .1   refuses or fails to supply enough properly skilled workers or proper materials;

 .2   fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

 .3   disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

 .4   otherwise is guilty of substantial breach of a provision of the Contract
     Documents.

14.2.2 When any of the above reasons exist, the Owner, after consultation with the Construction Manager, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety: take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor; accept assignment of subcontracts pursuant to Paragraph 5.4; and finish the Work by whatever reasonable method the Owner may deem expedient.

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Construction Manager's and Architect's services and expenses made necessary thereby, such excess shall be paid to the Contractor. If such costs exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be.

14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

(See Supplement)

(See Supplement)



ALL  DOCUMENT  A201/CMa  -  GENERAL  CONDITIONS  OF THE  CONTRACT  FOR        32
CONSTRUCTION  - CONSTRUCTION  MANAGER-ADVISER  EDITION - AIA  -  01992
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